BOND GUARANTY AGREEMENT


        THIS BOND GUARANTY AGREEMENT dated March 1, 1999 is entered into by BOSTROM SEATING, INC. (herein collectively the "Guarantor") for the benefit of NBD BANK, a banking corporation with its principal place of business in Detroit, Michigan (the "Trustee"), as trustee under the Indenture referred to below.

                                    RECITALS

        The Industrial Development Board of the City of Piedmont (the "Issuer") has duly authorized the creation, execution and delivery, under and pursuant to that certain Trust Indenture dated March 1, 1999 (the "Indenture") from the Issuer to the Trustee, $3,100,000 aggregate principal amount of Variable/Fixed Rate Industrial Development Revenue Bonds (Bostrom Seating, Inc. Project) dated the date of delivery (the "Bonds").

        The proceeds of the Bonds shall be applied by the Issuer to pay the costs of acquiring, constructing and installing buildings, structures, facilities and related machinery and equipment on certain realty heretofore acquired by the Issuer for use in the manufacturing, processing, assembling, storing and distribution of seats for heavy trucks and buses and related products (said real estate, buildings, structures, facilities, machinery, equipment and related personal property being hereinafter collectively referred to as the "Project").

        Simultaneously with the issuance of the Bonds the Issuer and Bostrom Seating, Inc., a Delaware corporation (the "Guarantor") will enter into a Lease Agreement dated March 1, 1999 (the "Lease Agreement"), whereby the Issuer will agree to lease the Project to the Guarantor and the Guarantor will agree to pay rentals to the Issuer at such times and in such amounts as shall be sufficient to pay when due the principal of, premium (if any) and interest ("Debt Service") on the Bonds and the purchase price of Bonds tendered for purchase pursuant to the mandatory or optional tender provisions of the Indenture.

        The Bonds shall be limited obligations of the Issuer payable solely out of the rentals payable by the Guarantor pursuant to the Lease Agreement and any other revenues, rentals or receipts derived by the Issuer from the leasing or sale of the Project (the "Lease Revenues").

        As additional security for the payment of Debt Service on the Bonds, the Guarantor will enter into this Bond Guaranty Agreement dated March 1, 1999 (the "Bond Guaranty") in favor of the Trustee, whereby the Guarantor will guarantee payment when due of Debt Service on the Bonds.

        As additional security for the payment of the Bonds, the Guarantor will cause Chase Manhattan Bank Delaware (in its capacity as issuer of the initial letter of credit referred to below, the "Credit Obligor") to issue an irrevocable letter of credit in favor of the Trustee in the amount of (i) the aggregate principal amount of the Bonds, to enable the Trustee to pay the principal amount of the Bonds when due and to pay the principal portion of the purchase price of Bonds tendered (or deemed tendered) for purchase, plus (ii) interest on the Bonds for a period of 56 days at the rate of 12% per annum, to enable the Trustee to pay interest on the Bonds when due and to pay the interest portion of the purchase price of Bonds tendered (or deemed tendered) for purchase. The initial letter of credit to be delivered to the Trustee and any substitute letter of credit delivered to the Trustee pursuant to this Indenture are herein referred to as the "Letter of Credit".

        The Letter of Credit is initially issued pursuant to various credit, guaranty and security agreements among the Credit Obligor, the Issuer, the User, and persons related to the User, which evidence, guarantee or provide security for the obligations of the User to reimburse the Credit Obligor for draws under the Letter of Credit and the observance and performance of various agreements of the User related thereto (collectively the "Credit Documents").

        NOW, THEREFORE, for and in consideration of the premises, the consummation by the Issuer and the Trustee of the transactions contemplated by the Indenture and the Lease Agreement and the purchase of the Bonds by all Holders thereof, the Guarantor hereby covenants, agrees and binds itself as follows:


                                    ARTICLE I

                        PROVISIONS OF GENERAL APPLICATION

        SECTION 1.01  DEFINITIONS

        For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

        "BENEFICIAL OWNERS" shall mean the owners of the beneficial interests in the Bonds.

        "CODE" means the Internal Revenue Code of 1986, as amended.

        "DEFAULT" shall mean an event or condition the occurrence of which would, with or without the lapse of time or the giving of notice or both, be an Event of Default.

        "EVENT OF DEFAULT" shall mean an event as defined in Article VI.

        "FINANCING  DOCUMENTS" shall mean collectively the Indenture,  the Lease
Agreement,   the  Bond  Guaranty  Agreement,   the  Credit  Documents,  and  the
Remarketing Agreement (as defined in the Indenture).

        "FINANCING PARTICIPANTS" shall mean the parties to the Financing Documents.

        "HOLDER" means the Beneficial Owners of any of the Bonds or a former Beneficial Owner of any of the Bonds entitled to enforce any rights hereunder.

        "LIEN" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease assignment or bailment for security purposes. For the purposes of this Agreement, the Guarantor shall be deemed to be the owner of any Property which it shall have acquired or holds or hold subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other person for security purposes.

        "MATERIAL ADVERSE EFFECT" shall mean any act or circumstance or event which (i) causes an Event of Default or Default, (ii) otherwise might be material and adverse to the financial condition or business operations of the Guarantor or (iii) would adversely affect the validity or enforceability of any of the papers executed in connection with the Bonds.

        "PERSON" shall mean and include an individual, a partnership, a joint venture, a corporation, an association, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

        "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

        "TRIBUNAL"  shall  mean  any  state,  commonwealth,   federal,  foreign,
district, territorial, or other court or governmental department, board, bureau, agency or instrumentality having jurisdiction over Guarantor.

        SECTION 1.02  ACCOUNTING PRINCIPLES

        Where the character or amount of any asset or liability or item of income or expense is required to be determined is required to be made for the purposes of this Agreement, this shall be done in accordance with the system of accounting used by Guarantor preparation of its federal income tax returns. The User shall maintain books and records in accordance with generally accepted accounting principles ("GAAP") consistently applied.

        SECTION 1.03  ACTION TAKEN DIRECTLY OR INDIRECTLY

        Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

        SECTION 1.04  GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama.

        SECTION 1.05  GENERAL RULES OF CONSTRUCTION

        (1) Capitalized terms used herein without definition shall have the meaning assigned to them in the Indenture.

        (2) Singular terms shall include the plural as well as the singular, and vice versa.

        (3)  All  references  in  this  instrument  to  designated   "Articles",
"Sections" and other subdivisions are to the designated Articles, Sections and subdivisions of this instrument as originally executed.

        (4) The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

        SECTION 1.06  EFFECT OF HEADINGS AND TABLE OF CONTENTS

        The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.


                                   ARTICLE II

                                    GUARANTY

        SECTION 2.01  GUARANTY OF PAYMENT OF BONDS

        (a) The Guarantor hereby absolutely and unconditionally guarantees (i) the punctual payment when due (whether at stated maturity, by acceleration or call for redemption or otherwise), in lawful money of the United States of America, of any and all sums which may become due at any time or from time to time to each Holder as Debt Service on the Bonds, including interest on any past due amounts of Debt Service (but without regard to any provision set forth in the Bonds or the Indenture limiting the sources of payment of amounts becoming due on the Bonds), (ii) the full and prompt payment of all costs and expenses, including court costs and reasonable attorneys' fees, incurred by the Trustee or any Holder in attempting to collect or enforce any such obligations), and (iii) the prompt payment of all other amounts payable by the Issuer under the Indenture. If a Holder or the Trustee shall fail to receive any such payment when due as aforesaid, the Guarantor shall immediately pay to the Holder or the Trustee, as appropriate, in lawful money of the United States of America, an amount equal to the required payment;

provided, anything herein to the contrary notwithstanding, there shall be credited against any amounts owing to the Holders hereunder all amounts theretofore paid to the Trustee by the Guarantor pursuant to any of the Financing Documents with respect to the Bonds held by such Holders.

        (b) The guaranty set forth in this Section is an absolute and irrevocable guaranty of payment and not of collectibility or performance and is in no way conditioned or contingent upon any attempt to collect from the Issuer or any other Person or to realize upon any Property subject to the Lien of the Indenture or upon any other direct or indirect security for the Bonds, or to resort to any other remedies.

        (c) Each default in payment of Debt Service shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises.

        (d) The Guarantor hereby waives all of the following and all defenses, counterclaims, or offsets which the Guarantor may have by reason thereof: (1) notice of acceptance hereof, notice of any action taken or omitted in reliance hereon, notice of any defaults by the Issuer in the payment of any such sums, and notice of the creation, renewal, or accrual of any liability of the Issuer,
(2) any presentment, demand, notice or protest of any kind, (3) any right (i) to have the Issuer joined with the Guarantor in any suit brought against the Guarantor on this Agreement, (ii) to require the Trustee or a Holder to forthwith bring suit against the Issuer on the Bonds, and (iii) to require that the Trustee or a Holder obtain any judgment against the Issuer on the Bonds in connection with the enforcement of any rights against the Guarantor hereunder, and (4) any other act or thing (including without limitation alteration of the Bonds, Letter of Credit or the Financing Documents or debt evidenced thereby or security therefor), or omission or delay to do any other act or thing which may, by operation of law or otherwise, in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

        (e) The guaranty set forth in this Section shall remain in full force and effect without reference to future changes in conditions, including, to the extent permitted by applicable law, changes in law, until all Holders shall have been indefeasibly paid in full all sums due under the terms and provisions of the Bonds and the Lease Agreement notwithstanding any terms or provisions contained in the Bonds (including any discharge or termination of the Indenture as a result of deposits being made with the Trustee), and until such sums are not subject to rescission or repayment upon any bankruptcy, insolvency, arrangement, reorganization, moratorium, receivership or similar proceeding affecting the Issuer or the Guarantor.

        SECTION 2.02  INDEMNIFICATION AGAINST INVALIDITY

        (a) If, at any time and for any reason whatsoever, an Adjudication of Invalidity (as defined hereinafter) shall have been made, the Guarantor hereby agrees to indemnify and save the Holders harmless from the consequences of such an event by purchasing the Bonds at a price equal to the outstanding principal amount thereof plus interest accrued thereon to the date of the purchase. A purchase will be made within thirty days after receipt by the Guarantor of a written request from a Holder, which written request shall specify that an Adjudication of Invalidity has occurred. The Guarantor shall be obligated to make such purchase without the necessity of any showings or proofs on the part of a Holder that such Holder has suffered any losses or damages (such losses and damages being conclusively presumed upon the occurrence of an Adjudication of Invalidity). The term "ADJUDICATION OF INVALIDITY" shall mean either (i) a final, unappealable adjudication by any court of competent jurisdiction, binding upon the Guarantor or the Issuer (or any of them), or if not binding upon the Guarantor or the Issuer (or any of them), applicable to the Bonds in the unqualified Opinion of Bond Counsel satisfactory to the Trustee, such opinion being in form and substance reasonably satisfactory to the Guarantor, that, under the constitution or general laws of the State of Alabama, the Issuer or the Trustee or the Credit Obligor lacked authority to do any one or more of the following at the time any one of the following was done: (a) issue the Bonds, (b) enter into the Indenture, (c) issue the Letter of Credit, or (d) enter into the Lease Agreement; or (ii) a final, unappealable adjudication by any such court that the Bonds (or, on a ground applicable to the Bonds, that any other obligations) are otherwise invalid for any other reason whatsoever, including, without limitation, any invalidity or irregularity in any statutory, judicial or other proceedings relating to the formation or existence of the Issuer, relating to the issuance of the Bonds or the Letter of Credit or relating to the execution and delivery of any of the Financing Documents. The obligation to purchase the Bonds in the event of an Adjudication of Invalidity shall apply even though the Bonds or a part thereof may have been called for redemption and shall apply even after the date set for redemption if the Bonds shall not yet have been redeemed. The Guarantor shall give or cause to be given at their expense to the Trustee prompt written notice of any Adjudication of Invalidity of which the Guarantor may become aware, and the Trustee shall give written notice of such Adjudication of Invalidity to the Holders.

        (b) No purchase of the Bonds by the Guarantor pursuant to this Section shall relieve the Guarantor of its obligation to pay Basic Rental Payments upon the occurrence of a Determination of Taxability.

        (c) Whether or not there is an Adjudication of Invalidity and in addition to the foregoing, the Guarantor hereby agrees to indemnify and save each Holder and the Trustee harmless from and against all damage, loss, cost or expense (including reasonable attorneys' fees) which any Holder or the Trustee may incur or be subject to as a consequence, direct or indirect, of (1) such Adjudication of Invalidity, (2) any breach by the Guarantor or the Issuer (or any of them) of any representation, warranty, covenant, term or condition in, or the occurrence of any default or any Event of Default under any Financing Document, the Letter of Credit, or the Bonds, together with all reasonable expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default or Event of Default, (3) any legal action commenced to challenge the validity of any of the Financing Documents, the Letter of Credit or the Bonds, and (4) any other cause relating to any of the Financing Documents, the Letter of Credit or the Bonds. The Guarantor shall be obligated to make the payments described in this paragraph only after receipt from a Holder of written notice requesting that such payments be made, identifying the reason for such payments and specifying the amounts to be paid. The Guarantor shall make such payments to the Holder within thirty days after receipt of such notice.

        (d) The obligations of the Guarantor under this Section constitute original undertakings on the part of the Guarantor, are not collateral to the obligations of the Issuer or any other person or entity with respect to the Bonds, and are independent, separate and apart from the guaranty obligations of the Guarantor set forth under Section 2.01.

        SECTION 2.03  CHARACTER OF OBLIGATIONS HEREUNDER

        (a) All obligations of the Guarantor under this Agreement are unconditional, primary, absolute and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, to the fullest extent permitted under applicable law, the obligations of the Guarantor hereunder shall not be subject to or impaired by:

               (i) any inability or failure on the part of any party thereto to perform or comply with the Letter of Credit, the Financing Documents or the Bonds;

               (ii) any invalidity or irregularity in any statutory or other proceedings relating to the formation or existence of the Issuer, to the issuance of the Bonds or to the execution and delivery of any Financing Document;

               (iii) any invalidity or unenforceability of, or any impairment, modification or release of liability of any party under, or any impossibility, impracticability, illegality or frustration of performance by any party of, the Letter of Credit, the Financing Documents or the Bonds, for any reason whatsoever, including, without limitation, any decision by any court invalidating or otherwise affecting the obligations of any party under or in connection with the Letter of Credit, the Financing Documents or the Bonds;

               (iv) any inability or failure on the part of the Guarantor to perform or comply with the Lease Agreement;

               (v) any invalidity or unenforceability of, or any impairment, modification or release of liability of the Guarantor under, or any impossibility, impracticability, illegality or frustration of performance by the Guarantor of this Agreement;

               (vi) the voluntary or involuntary liquidation, dissolution, merger, consolidation, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, moratorium, arrangement, composition with creditors or readjustment of debt of, or other similar proceedings affecting, the Issuer (including any payments to be received by the Issuer under the Lease Agreement in connection with any of the aforementioned proceedings or events), the Credit Obligor or the Guarantor;

               (vii) any waiver, consent, extension, indulgence or other action or inaction in respect of the Letter of Credit, any Financing Document, or the Bonds, including any modification, amendment or supplement to any of the foregoing, the renewal or extension of the Bonds, the release of any Property subject to the Lien of the Indenture or the Lease Agreement or any other similar act;

               (viii) any right of setoff, counterclaim or defense, or any act, omission or breach on the part of the Issuer, the Credit Obligor or the Guarantor;

               (ix)   any claim whatsoever against the Issuer;

               (x) any defect in the title, compliance with specifications, value, condition, design, operation, merchantability, quality, durability or suitability of, consequences of use or misuse of, or unfitness for use of, the Project or any part thereof, any abandonment, destruction, noncompletion, requisition, condemnation, foreclosure of or damage to the Project or any part thereof, or any event of FORCE MAJEURE relating to the Project or any part thereof;

               (xi) any breach of any representation or warranty relating to the Bonds or the Project;

               (xii) any release, extinguishment or satisfaction of the Issuer's obligations to make payments of Debt Service until there have been paid to the Trustee or the Holders in lawful currency of the United States an amount sufficient to pay all Debt Service (including interest on overdue amounts of Debt Service including, to the extent permitted by applicable law, interest) that would have been due and owing to the Holders by the Issuer had the Issuer's obligations not been so released, extinguished or satisfied;

               (xiii) the failure to give notice to the Guarantor of the occurrence of any default or event of default under the Bonds, the Letter of Credit or the Financing Documents;

               (xiv) the compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of any of the parties to any of the Financing Documents (the "FINANCING PARTICIPANTS") under the Bonds, the Letter of Credit or the Financing Documents;

               (xv) any assignment, pledge or mortgage of all or any part of the interest of any of the Financing Participants in the Project or the Trust Estate;

               (xvi) any waiver of the payment, performance or observance by any of the Financing Participants of any obligation, agreement or covenant of any of them contained in the Bonds, the Letter of Credit or the Financing Documents;

               (xvii) the extension of the time for payment of Debt Service on the Bonds or any part thereof or of the time for performance of any other obligations, agreements or covenants of any of the Financing
        Participants under the Bonds, the Letter of Credit or the Financing Documents;

               (xviii)the   modification  or  amendment   (whether  material  or
        otherwise) of any obligation, agreement or covenant contained in the Bonds, the Letter of Credit or the Financing Documents;

               (xix) any failure, omission, or delay on the part of any of the Financing Participants to enforce, assert or exercise any right, power or remedy conferred upon any of them by the Bonds, the Letter of Credit or the Financing Documents;

               (xx) the bankruptcy, insolvency, reorganization, appointment of a receiver for, or dissolution of any of the Financing Participants, or the entering by any or all of them into an agreement of composition with creditors, or the making by any or all of them of an assignment for the benefit of creditors;

               (xxi) any rights of set-off, recoupment, counterclaim or other defense, whether similar or dissimilar to the foregoing, which the Guarantor might otherwise have against any of the Financing Participants or any other person;

               (xxii) the default or failure of any one or more of the Financing Participants to perform fully any obligation, covenant or agreement contained in the Bonds, the Letter of Credit or the Financing Documents;

               (xxiii)the release or discharge of any one or more of the Financing Participants by operation of law, to the extent that such release or discharge may be lawfully avoided, from the performance or observance of any agreement or covenant contained in the Bonds, the Letter of Credit or the Financing Documents;

               (xxiv) the invalidity or unenforceability of the Bonds, the Letter of Credit or the Financing Documents or of any provision of such instruments.

        (b) The Guarantor acknowledges that this Agreement is executed for the benefit of the Holders and the Trustee and that the Bonds will be purchased in reliance on this Agreement. No act of commission or omission of any kind at any time on the part of the Trustee or any Holder in respect of any matter whatsoever shall in any way affect or impair any right, power or benefit of the Trustee, or any Holder under this Agreement and, to the extent permitted by applicable law, no setoff, claim, reduction, diminution of any obligation, or any defense of any kind or nature which the Guarantor may have against the Trustee or any Holder, shall be available against the Trustee or any Holder in any suit or action brought by the Trustee or any Holder to enforce any right, power or benefit under this Agreement. Any conflict or ambiguity between this Agreement and the other Financing Documents shall be interpreted and determined in the manner most favorable to the Trustee and the Holders.


                                   ARTICLE III

                           DETERMINATION OF TAXABILITY

        SECTION 3.01  PAYMENTS BY THE GUARANTOR

        In connection with a Determination of Taxability, the Guarantor agrees to pay, in addition to the amounts specified in the Bonds and in the Lease Agreement, the reasonable fees and expenses of the Trustee incurred in connection therewith.

        SECTION 3.02  NO OBLIGATION TO CONTEST OR APPEAL

          No Holder shall have any duty to make any contest of such a Determination of Taxability or to pursue any appeal of, or have any communication with the Internal Revenue Service concerning, such Determination of Taxability.


                                   ARTICLE IV

                               BUSINESS COVENANTS

        SECTION 4.01  AFFIRMATIVE COVENANTS

        The Guarantor covenants that so long as this Agreement is in effect, the Guarantor shall

        (a) EXISTENCE, PROPERTIES, ETC. (i) Do or cause to be done all things necessary to preserve and keep in full force and effect the legal existence of the Guarantor and all privileges, rights and franchises and comply with all laws where failure to so comply would have a Material Adverse Effect; (ii) at all times maintain, preserve and protect all of its property used or useful in the conduct of its business where the failure to so maintain, preserve and protect would have a Material Adverse Effect, and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all necessary and proper repairs, renewals and replacements, betterments and improvements thereto so that (a) the business carried on in connection therewith may be properly and advantageously conducted at all times and (b) the failure to so repair or replace would not have a Material Adverse Effect; (iii) at all times keep its insurable properties adequately insured and maintain, where the failure to so keep and maintain would have a Material Adverse Effect, (a) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar business, (b) necessary worker's compensation insurance, and (c) such other insurance as may be required by law or as may be reasonably required in writing by the Trustee; and (iv) cause the Credit Obligor to be named as loss payee on each of said policies relating to the Project.

        (b) PAYMENT OF INDEBTEDNESS, TAXES, ETC. (i) Pay all of its indebtedness and obligations promptly and in accordance with normal terms where failure to pay would have a Material Adverse Effect, and (ii) pay and discharge or cause to be paid or discharged promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits, or upon any of its Property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might become a lien upon such properties or any part thereof where failure to pay would have a Material Adverse Effect; provided, however, that the Guarantor shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Guarantor shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.

        (c) FURTHER ASSURANCES. On request of the Trustee, promptly correct any defect, error or omission which may be discovered in the contents of any of the papers executed in connection with the Bonds or in the execution or acknowledgement thereof, and execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be requested by the Trustee to carry out more effectively the purposes of this Agreement and the papers executed in connection with the Bonds.

        SECTION 4.02  INFORMATION AS TO GUARANTOR

        FINANCIAL AND BUSINESS  INFORMATION.  The Guarantor shall deliver to the
Trustee:

        (a) NOTICE OF DEFAULT OR EVENT OF DEFAULT. Immediately upon becoming aware of the existence of any condition or event which constitutes a default or an event of default under any Financing Document, a written notice specifying the nature and period of existence thereof and what action the Guarantor is taking or proposes to take with respect thereto;

        (b) NOTICE OF CLAIMED DEFAULT. Immediately upon becoming aware that a Holder or the holder of any evidence of indebtedness or other security of the Guarantor has given notice or taken any other action with respect to a claimed default or event of default thereunder which would cause a default or event of default which would have a Material Adverse Effect, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action the Guarantor are taking or proposes to take with respect thereto;

        (c) REQUESTED INFORMATION AND AUDITS. With reasonable promptness, such financial and other data and information as from time to time may be reasonably requested;

        (d) NOTICE OF LITIGATION. Immediately upon becoming aware of the existence of any proceedings before any Tribunal involving the Guarantor which involves the probability of any final judgment or liability against such Guarantor in an amount which would have a Material Adverse Effect, a written notice specifying the nature thereof and what action such Guarantor is taking and proposes to take with respect thereto; and

        (e) NOTICE FROM REGULATORY AGENCIES. Promptly upon receipt thereof, information with respect to and copies of any notices received from federal or state regulatory agencies or any Tribunal relating to an order, ruling, statute or other law or information which might have a Material Adverse Effect on the franchises, permits, licenses, or rights, or the condition, financial or otherwise, of the Guarantor.


                                    ARTICLE V

                   REPRESENTATIONS, WARRANTIES AND AGREEMENTS

        The Guarantor represents, warrants and agrees that:

        SECTION 5.01  NO MATERIAL ADVERSE EFFECT

        Since the date of application to the Credit Obligor for the loan represented by the Letter of Credit, (i) there has been no change in the business, prospects, profits, Properties or condition (financial or otherwise) of the Guarantor, except changes in the ordinary course of business, none of which individually or in the aggregate has a Material Adverse Effect, (ii) the Guarantor has not incurred any material liability which has a Material Adverse Effect, and (iii) there exists no default under the provisions of any instrument evidencing any such liabilities or under any agreement relating thereto which would have a Material Adverse Effect.

        SECTION 5.02  FULL DISCLOSURE

        No written statement furnished by the Guarantor to the Trustee contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which the Guarantor has not disclosed to the Trustee in writing which has a Material Adverse Effect or, so far as the Guarantor can now foresee, will have a Material Adverse Effect.

        SECTION 5.03  PENDING LITIGATION

        To the Guarantor's knowledge, there are no proceedings pending, or to the knowledge of the Guarantor threatened, against or affecting the Guarantor in any court or before any governmental authority or arbitration board or Tribunal which involve the possibility of a Material Adverse Effect, or the ability of the Guarantor to perform this Agreement or to perform the Lease

Agreement. The Guarantor is not in default with respect to any order of any court, governmental authority, arbitration board or Tribunal which would have a Material Adverse Effect.

        SECTION 5.04  TITLE TO PROPERTIES

        Except as set forth in the Indenture, the Issuer has good and marketable title in fee simple to the Project.

        SECTION 5.05  NO DEFAULTS

        No event has occurred and no conditions exist which would, in any material respect, upon the issuance of the Bonds, constitute (i) a default under any note or other evidence of indebtedness or under any agreement of the Guarantor if the effect of such default would have a Material Adverse Effect or
(ii) a default or event of default under the Financing Documents or any of them, and the Guarantor is not in violation in any material respect of any term of any agreement or other instrument to which it is a party or by which it may be bound that would have a Material Adverse Effect.

        SECTION 5.06  GOVERNMENTAL CONSENT

        No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Guarantor is required in connection with the execution and delivery of the Financing Documents to which the Guarantor is a party.

        SECTION 5.07  USE OF PROCEEDS

        The Guarantor will cause the proceeds from the sale of the Bonds to be applied as provided in the Indenture. None of the transactions contemplated (including, without limitation thereof, the use of the proceeds from the sale of the Bonds) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Guarantor does not own or intend to carry or purchase any "margin security" within the meaning of said Regulation G including margin securities originally issued by the Guarantor. None of the proceeds from the sale of the Bonds will be used to purchase or carry (or refinance any borrowing the proceeds of which were used to purchase or carry) any "security" within the meaning of the Securities Exchange Act of 1934, as amended.

        SECTION 5.08  COMPLIANCE WITH LAW

        The Guarantor:

        (a) is not in violation of any laws, ordinances, governmental rules or regulations to which Guarantor is subject, or

        (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of the Property, or to the conduct of the business, of Guarantor,

which violation or failure to obtain would have a Material Adverse Effect.

        SECTION 5.09  RESTRICTIONS ON GUARANTOR

        The Guarantor is not a party to any contract or agreement which requires consent of any creditor of the Guarantor or other party thereto to the right or ability of the Guarantor to incur debt or guarantee indebtedness hereunder.

        SECTION 5.10  MAINTENANCE OF TAX EXEMPTION

        The Guarantor represents that it has not taken any action, and it knows of no action that any other Person has taken, which would cause interest on the Bonds to be includible in the gross income of the holder thereof for federal income tax purposes, and covenants that it will not take any action or omit to take any action at any time, or permit any Person to take any action or omit to take any action at any time, which action or omission would result in the loss of the exemption from federal income taxation of the interest on the Bonds; provided that no such representation or covenant is made with respect to any Bonds for any period during which they are held by a "substantial user" or a "related person" as those terms are used in Section 147 of the Code. The Guarantor further represents that it will not take or omit to take any action, or permit any Person to take any action or omit to take any action, which action or omission will in any way cause the proceeds from the sale of the Bonds to be applied, or result in such proceeds being applied, in any manner other than as provided in the Indenture and the Lease Agreement.

        SECTION 5.11  INDEMNIFICATION

        (a) The Guarantor will indemnify and hold harmless any Holder and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act of 1933, as amended, (any Holder and any such person being in this Section collectively called a "Holder") against any and all losses, claims, damages or liabilities, joint and several, or actions in respect thereof, to which any Holder may become subject under any statute or common law or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in this Agreement, including the financial statements referred to herein, or any omission or alleged omission to state herein a material fact necessary in order to make the statements herein not misleading; and will reimburse any Holder for all legal or other expenses reasonably incurred by such Holder in connection with investigating or defending any such action or claim.

        (b) If any such action or claim shall be brought or asserted against any Holder and in respect of which indemnity may be sought from the Guarantor, such Holder shall promptly notify the Guarantor in writing and the Guarantor shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Any Holder shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Holder unless (a) the employment thereof has been specifically authorized by the Guarantor in writing,
(b) the Guarantor has failed to assume the defense and to employ counsel, or (c) the named parties to any such action (including any impleaded parties) include both such Holder and the Guarantor, and such Holder shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Guarantor (in which case, if such Holder notifies the Guarantor in writing that it elects to employ separate counsel at the Guarantor' expense, the Guarantor shall not have the right to assume the defense of such action on behalf of such Holder, it being understood, however, that the Guarantor shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Holders, which firm shall be designated in writing by such Holders). Each Holder, as a condition of such indemnity, shall use its best efforts to cooperate with the Guarantor in the defense of any such action or claim. The Guarantor shall not be liable for any settlement of any such action effected without its written consent, but if settled with the written consent of the Guarantor, or if there be a final judgment for the plaintiff in any such action, the Guarantor agrees to indemnify and hold harmless any such Holder from and against any loss or liability by reason of such settlement or judgment.

        SECTION 5.12  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

        The representations, warranties and covenants of the Guarantor contained in this Agreement, and any other document, instrument and agreement referred to or contemplated by this Agreement, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Issuer, any Holder or any other Person, or (ii) delivery of, and payment for, the Bonds.


                                   ARTICLE VI

                         EVENTS OF DEFAULT AND REMEDIES

        SECTION 6.01  EVENTS OF DEFAULT

        An "Event of Default" shall exist under this Agreement if any of the following occurs and is continuing (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (a) PARTICULAR COVENANT DEFAULTS. The Guarantor fails to perform or observe any covenant or agreement contained in Sections 2.01 or 2.02 for a period of five business days after the earlier of (i) notification by the Trustee or a Holder of such failure or (ii) such other time as the Guarantor shall have actual knowledge thereof;

        (b) OTHER DEFAULTS. The Guarantor fails to comply with any other provision of this Agreement, and such failure continues for a period of thirty days after the earlier of (i) notification by the Trustee or a Holder of such failure or (ii) such other time as the Guarantor shall have actual knowledge thereof;

        (c) WARRANTIES OR REPRESENTATIONS. Any warranty, representation or other statement by or on behalf of the Guarantor contained in this Agreement, or in any instrument furnished in compliance with or in reference to this Agreement, is false or misleading in any material respect and action which eliminates such falsity or misleading character is not completed for a period of thirty days after the earlier of (i) notification by the Trustee or any Holder of such false or misleading statement or (ii) such other time as the Guarantor shall have actual knowledge thereof;

        (d) DEFAULT ON OTHER INDEBTEDNESS. Default by the Guarantor in any payment of any obligation for money received as an advance (or any obligation under any conditional sale or other title retention agreement or any obligation issued or assumed as full or partial payment for property whether or not secured by purchase money lien or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any grace period provided with respect thereto, or default in the performance of any other agreement, term or condition contained in any agreement under which such obligation is created (or any other default under any such agreement which shall occur and be continuing beyond any period of grace provided with respect thereto), if the effect of such default would have a Material Adverse Effect, and such default shall remain uncured for a period of ten days after the Guarantor has notice thereof;

        (e) INVOLUNTARY BANKRUPTCY PROCEEDINGS. A receiver, liquidator or trustee of the Guarantor, or of any of its Property, is appointed by court order and such order remains in effect for more than sixty days, or an order or decree for relief in an involuntary bankruptcy case is entered with respect to the Guarantor, or any of its Property is sequestered by court order and such order remains in effect for more than sixty days, or a petition is filed against the Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within sixty days after such filing;

        (f) VOLUNTARY PETITIONS. The Guarantor files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law;

        (g) GENERAL ASSIGNMENT FOR BENEFIT OF CREDITORS, ETC. The Guarantor makes a general assignment for the benefit of its creditors, or is unable to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of the Guarantor, or of all or any part of its Property;

        (h) UNDISCHARGED FINAL JUDGMENTS OR SETTLEMENTS. One or more final judgments shall be entered against the Guarantor, or the Guarantor shall enter into settlement of any litigation, which judgments and settlements are not covered by insurance, and which judgments and settlements will have a Material Adverse Effect on the Guarantor; or

        (i) OTHER DEFAULTS. The occurrence of an event of default, as therein defined, under any other Financing Document (other than the Credit Documents) and the expiration of the applicable grace period, if any, specified therein.

        SECTION 6.02  REMEDIES

        If an Event of Default exists, the Trustee may, only with the consent of the Credit Obligor if the Letter of Credit is in effect and the Credit Obligor has not dishonored a draft thereunder (presented in strict conformance with such Letter of Credit) and a Credit Obligor Insolvency Date shall not have occurred, proceed to protect its rights and the rights of the Holders of the Bonds by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any covenant or agreement of any of the Guarantor herein contained or in aid of the exercise of any power or remedy granted to the Trustee under the other Financing Documents. The Trustee may proceed directly against the Guarantor as provided herein without resorting to any other remedies which it may have and without proceeding against any other security held by the Trustee.

        SECTION 6.03  LIMITATION ON SUITS

        No Holder shall have any right to institute any proceeding, judicial or otherwise, under or with respect to this Agreement, unless

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

               (2) the Holders of not less than 25% in principal amount of the Outstanding Bonds shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceedings; and

               (5) no direction inconsistent with such written consent has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Bonds,

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all Outstanding Bonds.

        SECTION 6.04 UNCONDITIONAL RIGHT OF BONDHOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST

        Notwithstanding any other provision in this Agreement, the Holder of any Bond shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on such Bond on the respective stated maturity and due dates expressed in such Bond (or, in the case of redemption, on the redemption date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

        SECTION 6.05  APPLICATION OF MONEY COLLECTED

        Any money collected by the Trustee pursuant to this Agreement shall be applied to the payment of the whole amount then due and unpaid upon the Outstanding Bonds for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected; and in case such money shall be insufficient to pay in full the whole amount so due and unpaid upon such Bonds, then to the payment of such principal (and premium, if any) and interest, without any preference or priority, ratably according to the aggregate amount so due.

        SECTION 6.06  AGREEMENT TO PAY ATTORNEYS' FEES

        In the event the Guarantor should default under any of the provisions of this Agreement and the Trustee (in its own name or in the name and on behalf of the Holders) should employ attorneys or incur other expenses for the collection of any payments due hereunder or the enforcement of performance or observance of any agreement or covenant on the part of the Guarantor herein contained, the Guarantor will on demand therefor pay to the Trustee the reasonable fees of such attorneys and such other reasonable expenses so incurred.

        SECTION 6.07  WAIVER OF PAST DEFAULTS

        (a) Before any judgment or decree for payment of money due has been obtained by the Trustee, the Holders of not less than a majority in principal amount of the Outstanding Bonds may, by Act of such Holders delivered to the Trustee and the Guarantor, on behalf of the Holders of all the Bonds, waive any past default hereunder and its consequences, except for a default in the payment of any sums due pursuant to Article 2.

        (b) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement and the Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

        SECTION 6.08  NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER

        If any agreement contained in this Agreement should be breached by the Guarantor and thereafter waived by the Holders of not less than a majority in principal amount of the Outstanding Bonds, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

        SECTION 6.09  REMEDIES SUBJECT TO APPLICABLE LAW

        All rights, remedies and powers provided by this Article may be exercised only to the extent the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Article are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable.


                                   ARTICLE VII

                                  MISCELLANEOUS

        SECTION 7.01  CONSENT TO SERVICE OF PROCESS

        The Guarantor irrevocably (a) agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in the courts of record of the State of Alabama or the courts of the United States located in the State of Alabama; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding, and (c) waives any objection which the Guarantor may have to trial by jury or the laying of venue of any such suit, action or proceeding in any of such courts.

        SECTION 7.02  BENEFIT OF THE AGREEMENT

        This Agreement is entered into by the Guarantor for the benefit of the Trustee and the Holders from time to time of the Bonds, all of whom shall, subject to the provisions hereof, be entitled to enforce performance and observance of each and every provision of this Agreement to the same extent as if they were parties signatory hereto. The Guarantor hereby expressly waives notice from the Trustee or the Holders from time to time of the Bonds of their acceptance and reliance on this Agreement.

        SECTION 7.03  NOTICES

        (a) Any request, demand, authorization, direction, notice, consent, or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with, the Guarantor or the Trustee shall be sufficient for every purpose hereunder if in writing and (except as otherwise provided in this Agreement) either (i) delivered personally to the party or, if such party is not an individual, to an officer, or other legal representative of the party to whom the same is directed (provided that any document delivered personally to the Trustee must be delivered at its Principal Office during normal business hours) at the address specified in Section 1.10 of the Indenture or (ii) mailed by first-class, registered or certified mail, postage prepaid and addressed as so specified. Either party may change the address for receiving any such notice or document by giving notice of the change to the other party as provided in this Section.

        (b) Any such notice or other document shall be deemed delivered when actually received by the party to whom directed (or, if such party is not an individual, to an officer, or other legal representative of the party) at the address specified pursuant to this Section, or, if sent by mail, three days after such notice or document is deposited in the United States mail, proper postage prepaid, addressed as provided above.

        SECTION 7.04  AMENDMENTS

        (a) This Agreement may not be amended without the prior written consent of each party hereto and unless there has first been delivered to the Trustee, the Guarantor and the Remarketing Agent an Opinion of Bond Counsel that such action will not, whether solely or in conjunction with any other fact or circumstance, cause the interest on the Bonds to be or to become Taxable.

        (b) Without the consent of the Holders of any Bonds, the Guarantor may from time to time enter into one or more amendments hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (1) to add to the covenants of the Guarantor for the benefit of the Holders and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants an Event of Default permitting the enforcement of all or any of the several remedies provided in this Agreement or the Indenture; provided, however, that with respect to any such additional covenant such amendment to this Agreement may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee and the Holders upon such default; or

               (2) to surrender any right or power herein conferred upon the Guarantor; or

               (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provision, with respect to matters or questions arising under this Agreement, which shall not be inconsistent with provisions of this Agreement; provided such action shall not, in the judgment of the Trustee, adversely affect the interests of the Holders.

        (c) With the consent of the Holders of not less than a majority in principal amount of the Bonds then Outstanding, by Act of such Holders delivered to the Trustee, the Guarantor may enter into an amendment hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Trustee or of the Holders under this Agreement; provided, however, that no such amendment shall, without the consent of the Holder of each Outstanding Bond affected thereby,

        (1) reduce the amount, coverage or scope of the obligations contained in
Article 2,

               (2)  change  the  absolute  and  unconditional   nature  of  such
obligations, or

               (3) reduce the principal amount of Outstanding Bonds, the Holders
        of  which  are  required  to  consent  to  such  amendment,   change  or
        modification.

        (d) If the Credit Obligor is not in default under the Letter of Credit, no amendment or change to this Agreement may be made without the prior written consent of the Credit Obligor.

        SECTION 7.05  REPRODUCTION OF DOCUMENTS

        The Guarantor hereby agrees that any Financing Document and all documents relating thereto, including, without limitation, (a) supplements, consents, waivers and modifications which may hereafter be executed, (b) documents received by any Holder at any closing of any purchase of the Bonds and
(c) financial statements, certificates and other information previously or hereafter furnished to the Trustee or any Holder, may be reproduced by the Trustee or such Holder by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and they may destroy any original document so reproduced. To the extent permitted by law, the Guarantor agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by them in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

        SECTION 7.06  SURVIVAL

        All warranties, representations and covenants made by the Guarantor herein or on any certificate or other instrument delivered by them or on their behalf under this Agreement shall be considered to have been relied upon by the Trustee and the Holders regardless of any investigation made by them or on their behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Guarantor hereunder.

        SECTION 7.07  SUCCESSORS AND ASSIGNS

        The terms of this Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of each of the parties. The provisions of this Agreement are intended to be for the benefit of all Holders, and shall be enforceable for the benefit of any such Holder, whether or not an express assignment to such Holder of rights under this Agreement has been made by any previous Holder or its successors or assigns.

        SECTION 7.08  EFFECTIVE DATE OF AGREEMENT

        The obligations of the Guarantor hereunder shall arise absolutely and unconditionally when the Bonds shall have been issued, sold and delivered by the Issuer.

        SECTION 7.09  ENTIRE AGREEMENT; COUNTERPARTS

        This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and may be executed simultaneously in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

        SECTION 7.10  SEVERABILITY

        The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections contained in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement, or any part thereof.

        SECTION 7.11  DATE FOR IDENTIFICATION PURPOSES ONLY

        The date of this Agreement is for identification purposes only and is not intended to indicate that this Agreement was executed on such date.

        SECTION 7.12  EXCEPTIONS TO COVENANTS

        The Guarantor shall not be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

        SECTION 7.13  WAIVERS

        The Guarantor  hereby waives,  as to the  enforcement of this Agreement,
(i) all rights of exemption that it may have under the constitution and laws of the State of Alabama or any other state as to any levy on and sale of property, and (ii) until the Bonds have been Fully Paid, any rights of subrogation it may have against the Issuer or others by reason of the Guarantor's performance under this Agreement.

        SECTION 7.14  TERMINATION OF AGREEMENT

        This  Agreement  shall  terminate  when the Bonds  shall have been Fully
Paid.

        IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be executed in its name and behalf under its corporate seal, and the same to be attested, all by officers thereof duly authorized thereunto, and the Trustee has executed this Agreement by causing its name to be hereunto subscribed by one of its duly authorized officers, all as of the day and year first above written.

                                            BOSTROM SEATING, INC.



                                       By
                                         --------------------------------------
                                       Its President


S E A L
Attest:
       --------------------------------
          Its Secretary






                                            Accepted:

                                            NBD BANK
                                            Detroit, Michigan



                                       By:
                                          -------------------------------------

                                       Its
                                          -------------------------------------

--------------------------------------------------------------------------------











                             BOND GUARANTY AGREEMENT




                               DATED MARCH 1, 1999




                                       BY


                              BOSTROM SEATING, INC.




                                   IN FAVOR OF

                                    NBD BANK
                                   AS TRUSTEE







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       TABLE OF CONTENTS

                                                                                          PAGE

Parties......................................................................................1
Recitals.....................................................................................1


                                           ARTICLE I

                               PROVISIONS OF GENERAL APPLICATION

        SECTION 1.01  Definitions..........................................................  2
        SECTION 1.02  Accounting Principles................................................  3
        SECTION 1.03  Action Taken Directly or Indirectly..................................  3
        SECTION 1.04  Governing Law........................................................  4
        SECTION 1.05  General Rules of Construction........................................  4
        SECTION 1.06  Effect of Headings and Table of Contents.............................  4

                                          ARTICLE II

                                           GUARANTY

        SECTION 2.01  Guaranty of Payment of Bonds.........................................  4
        SECTION 2.02  Indemnification Against Invalidity...................................  5
        SECTION 2.03  Character of Obligations Hereunder...................................  7

                                          ARTICLE III

                                  DETERMINATION OF TAXABILITY

        SECTION 3.01  Payments by the Guarantor............................................ 10
        SECTION 3.02  No Obligation to Contest or Appeal................................... 10

                                          ARTICLE IV

                                      BUSINESS COVENANTS

        SECTION 4.01  Affirmative Covenants................................................ 10
        SECTION 4.02  Information as to Guarantor.......................................... 11

                                           ARTICLE V

                          REPRESENTATIONS, WARRANTIES AND AGREEMENTS






        SECTION 5.01  No Material Adverse Effect........................................... 12
        SECTION 5.02  Full Disclosure...................................................... 12
        SECTION 5.03  Pending Litigation................................................... 12
        SECTION 5.04  Title to Properties.................................................. 13
        SECTION 5.05  No Defaults.......................................................... 13
        SECTION 5.06  Governmental Consent................................................. 13
        SECTION 5.07  Use of Proceeds...................................................... 13
        SECTION 5.08  Compliance with Law.................................................. 13
        SECTION 5.09  Restrictions on Guarantor............................................ 14
        SECTION 5.10  Maintenance of Tax Exemption......................................... 14
        SECTION 5.11  Indemnification...................................................... 14
        SECTION 5.12  Survival of Representations, Warranties and Covenants................ 15

                                          ARTICLE VI

                                EVENTS OF DEFAULT AND REMEDIES

        SECTION 6.01  Events of Default.................................................... 15
        SECTION 6.02  Remedies............................................................. 17
        SECTION 6.03  Limitation on Suits.................................................. 17
        SECTION 6.04  Unconditional Right of Bondholders to Receive Principal,
               Premium and Interest........................................................ 18
        SECTION 6.05  Application of Money Collected....................................... 18
        SECTION 6.06  Agreement to Pay Attorneys' Fees..................................... 18
        SECTION 6.07  Waiver of Past Defaults.............................................. 18
        SECTION 6.08  No Additional Waiver Implied by One Waiver........................... 19
        SECTION 6.09  Remedies Subject to Applicable Law................................... 19

                                          ARTICLE VII

                                         MISCELLANEOUS

        SECTION 7.01  Consent to Service of Process........................................ 19
        SECTION 7.02  Benefit of the Agreement............................................. 19
        SECTION 7.03  Notices.............................................................. 20
        SECTION 7.04  Amendments........................................................... 20
        SECTION 7.05  Reproduction of Documents............................................ 21
        SECTION 7.06  Survival............................................................. 22
        SECTION 7.07  Successors and Assigns............................................... 22
        SECTION 7.08  Effective Date of Agreement.......................................... 22
        SECTION 7.09  Entire Agreement; Counterparts....................................... 22
        SECTION 7.10  Severability......................................................... 22
        SECTION 7.11  Date For Identification Purposes Only................................ 22
        SECTION 7.12  Exceptions to Covenants.............................................. 22
        SECTION 7.13  Waivers.............................................................. 23




        SECTION 7.14  Termination of Agreement............................................. 23

Testimonium.................................................................................24
Signatures..................................................................................24


                                 LEASE AGREEMENT






                               DATED MARCH 1, 1999


                                 BY AND BETWEEN




            THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PIEDMONT

                                       AND


                              BOSTROM SEATING, INC.













        THE INTEREST OF THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PIEDMONT IN ANY RENTS, REVENUES AND RECEIPTS DERIVED BY IT UNDER THIS LEASE AGREEMENT HAS BEEN ASSIGNED TO NBD BANK, AS TRUSTEE UNDER THE TRUST INDENTURE DATED AS OF MARCH 1, 1999.


THIS LEASE AGREEMENT WAS PREPARED BY HEYWARD C. HOSCH OF WALSTON, WELLS, ANDERSON & BAINS, LLP, FINANCIAL CENTER, 505 20TH STREET NORTH, SUITE 500, BIRMINGHAM, ALABAMA 35203

STATE OF ALABAMA

CALHOUN COUNTY


        LEASE AGREEMENT


        LEASE AGREEMENT dated as of March 1, 1999, between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PIEDMONT, a public corporation under the laws of the State of Alabama (the "ISSUER"), and BOSTROM SEATING, INC., a Delaware corporation (the "USER").

                                    RECITALS

        Pursuant to and for the purposes expressed in Division 1 of Article 4 of Chapter 54 of Title 11 of the Code of Alabama 1975 (the "ENABLING LAW"), the
Issuer and the User are parties to that certain Lease Agreement dated as of September 1, 1973, as defined herein (the "1973 LEASE"), and the Issuer and the User have executed and delivered this Lease Agreement simultaneously with the issuance and sale by the Issuer of its $3,100,000 Variable\Fixed Rate Industrial Development Revenue Bonds (Bostrom Seating, Inc. Project), dated the date of delivery and payment therefor, under and pursuant to that certain Trust Indenture dated as of March 1, 1999 from the Issuer to NBD Bank, as trustee, to finance the acquisition, construction and installation of a "project" within the meaning of the Enabling Law, as more particularly described in said Trust Indenture.

                                    AGREEMENT

        NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements herein contained, the Issuer and the User hereby covenant, agree and bind themselves as follows:

        The 1973 Lease is hereby amended by deleting the provisions of Articles I through XII, inclusive, save and excepting Section 5.1 of the 1973 Lease, in the entirety thereof and substituting therefor the following:


                                    ARTICLE 1
             Definitions For all purposes of this Lease Agreement:

        (A) CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE RESPECTIVE MEANINGS ASSIGNED THERETO IN THE INDENTURE.

        (b) The following general rules of construction shall apply:

               (1) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

               (2) All  accounting  terms not otherwise  defined herein have the meanings assigned to them, and all computations herein provided for shall be made, in accordance with generally accepted accounting principles. All references herein to "generally accepted accounting principles" refer to such principles as they exist at the date of application thereof.

               (3) All references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and subdivisions of this instrument as originally executed.

               (4) The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Lease Agreement as a whole and not to any particular Article, Section or other subdivision.

        (c) The following terms shall have the following meanings:

        ADDITIONAL RENTAL PAYMENTS shall mean the payments to be made pursuant to Section 5.03.

        BASIC  RENTAL  PAYMENTS  shall mean the  Payments  payable  pursuant  to
Section 5.02.

        BOND FUND shall mean the fund established pursuant to Section 8.01 of the Indenture.

        BOND GUARANTY shall mean that certain Bond Guaranty Agreement dated March 1, 1999, executed by User in favor of the Trustee.

        BOND PAYMENT DATE shall mean each date on which any principal of, premium (if any) or interest on the Bonds is due and payable (whether on the maturity or due dates thereof, by call for optional or mandatory or extraordinary redemption, by acceleration, or by optional or mandatory tender).

        CITY shall mean the City of Piedmont, Alabama and any successor to its functions.

        CONSTRUCTION  FUND shall mean the fund  established  pursuant to Section
7.02 of the Indenture.

        CREDIT DOCUMENTS shall mean collectively all agreements, documents, guaranties, instruments, notes, notices, and other writings executed and delivered by the User or any other persons or persons which evidence, guarantee or provide security for the obligations of the User with respect to the Letter of Credit, including any amendments or supplements to any thereof from time to time entered into pursuant to the applicable provisions thereof, until a Substitute Letter of Credit shall have been accepted by the Trustee, and thereafter "Credit Documents" shall mean collectively all agreements, documents, guaranties, instruments, notes, notices, and other writings which evidence, guarantee or provide security for the obligations of the User with respect to such Substitute Letter of Credit.

        DEBT SERVICE shall mean the principal of, premium (if any) and interest on the Bonds.

        ENABLING LAW shall mean Division 1 of Article 4 of Chapter 54 of Title 11 of the Code of Alabama 1975.

        ENVIRONMENTAL LAW shall mean and include all laws, rules, regulations, ordinances, judgments, decrees, codes, orders, injunctions, notices and demand letters of any Governmental Authority applicable to the User or the Project Site (including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601, et seq.) relating to pollution or protection of human health or the environment, including any relating to Hazardous Substances.

        EQUIPMENT  shall have the meaning  assigned  in  Demising  Clause III of
Article 3.

        FINANCING DOCUMENTS shall mean the Indenture, the Lease Agreement, the Bond Guaranty, the Credit Documents, the Remarketing Agreement, and the Letter of Credit.

        GOVERNMENTAL AUTHORITY shall mean any federal, state, county, municipal, or other government, domestic or foreign, and any agency, authority, department, commission, bureau, board, court or other instrumentality thereof.

        HAZARDOUS SUBSTANCES shall mean and include all pollutants, contaminants, toxic or hazardous wastes and other substances (including asbestos, urea formaldehyde, foam insulation and materials containing either petroleum or any of the substances referenced in Section 101(14) of CERCLA), the removal of which is required or the manufacture, use, maintenance and handling of which is regulated, restricted, prohibited or penalized by an Environmental Law, or, even though not so regulated, restricted, prohibited or penalized, might pose a hazard to the health and safety of the public or the occupants of the property on which it is located or the occupants of the property adjacent thereto.

        IMPROVEMENTS  shall have the meaning  assigned in Demising  Clause II of
Article 3.

        INDENTURE shall mean that certain Trust Indenture dated as of March 1, 1999 between the Issuer and the Trustee as originally executed or as it may from time to time be supplemented, modified or amended by one or more indentures or other instruments supplemental hereto entered into pursuant to the applicable provisions thereof.

        INDENTURE INDEBTEDNESS shall mean all indebtedness of the Issuer at the time secured by the Indenture, including without limitation (i) all principal of, premium (if any) and interest on the Bonds and (ii) all reasonable and proper fees, charges and disbursements of the Trustee and Paying Agent for services performed and disbursements made under the Indenture.

        INTERNAL REVENUE CODE shall mean whichever of the following shall be applicable in the context: the Internal Revenue Code of 1954, as amended; the Internal Revenue Code of 1986, as amended; and the transition rules of related legislation.

        ISSUER shall mean The Industrial Development Board of the City of Piedmont, a public corporation under the laws of the State of Alabama, until a successor corporation shall have become such pursuant to the applicable provisions of the Indenture and this Lease Agreement, and thereafter "Issuer" shall mean such successor corporation.

        LEASE AGREEMENT shall mean this instrument including any amendments or supplements to such instrument from time to time entered into pursuant to the applicable provisions thereof.

        LEASE DEFAULT shall have the meaning stated in Article 10 of this Lease Agreement.

        LEASE TERM means the duration of the leasehold estate granted in Section
5.01 of this Lease Agreement.

        NET PROCEEDS, when used with respect to any insurance or condemnation award, means the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after payment of all reasonable expenses (including reasonable attorneys' fees and any extraordinary fee of the Trustee) incurred in the collection of such gross proceeds.

        1973 LEASE shall mean that certain Lease Agreement dated as of September 1, 1973 between the Issuer and Universal Oil Products Company, recorded in Book 1362 at page 123 et seq. in the Office of the Judge of Probate of Calhoun County, Alabama, as assigned to and assumed by the User pursuant to Lease Assignment and Assumption Agreement dated May 14, 1993 between the User and Universal Oil Products Company, recorded in Book ____ at Page ____ et seq. in said office.

        PERMITTED ENCUMBRANCES means, as of any particular time, (i) the Financing Documents, (ii) liens for taxes, assessments or other governmental charges or levies not due and payable or which are currently being contested in good faith by appropriate proceedings, (iii) utility, access and other easements and rights of way, party walls, restrictions and exceptions that may be granted or are permitted under this Lease Agreement, (iv) any mechanic's, laborer's, materialman's, supplier's or vendor's lien or right or purchase money security interest if payment is not yet due and payable under the contract in question,
(v) such minor defects, irregularities, encumbrances, easements, rights of way and clouds on title as do not, in the opinion of an independent Counsel, materially impair the Project for the purpose for which it was acquired or is held by the Issuer, and (vi) such encumbrances, mortgages, and other matters which appear of public record prior to the date of recording of this Lease Agreement.

        PROJECT shall mean the Project Site, the Improvements and the Equipment, as the same may at any time exist, and all other property and rights referred to or intended so to be in Demising Clauses I through III, inclusive, hereof.

        PROJECT COSTS shall mean all costs of acquiring, constructing, equipping and improving the Project, including without limitation:

               (1) the purchase price and related costs for the acquisition of real property or any interest therein,

               (2) the cost of labor, materials and supplies furnished or used in the acquisition, construction and installation of the Improvements and the costs of acquiring and installing the Equipment,

               (3)  acquisition,   transportation  and  installation  costs  for
        personal property and fixtures,

               (4) fees for architectural, engineering and supervisory services to such architects, engineers, developers and construction supervisors as the User shall approve,

               (5) expenses incurred in the enforcement of any remedy against any contractor, subcontractor, materialmen, vendor, supplier or surety,

               (6) interest accruing on the Bonds until the Project is placed in service,

               (7) expenses incurred by the Issuer and the User in connection with the financing of the Project including legal, consulting and accounting fees,

               (8) reimbursement to the User for any of the foregoing costs, fees and expenses set forth in (1) through (7) above, paid by it with its own funds.

        PROJECT SITE shall mean the real property described in Demising Clause I of Article 3.

        RENTAL PAYMENTS shall mean collectively the Basic Rental Payments and the Additional Rental Payments.

        STATE shall mean the State of Alabama.

        TRUSTEE shall mean NBD Bank, until a successor Trustee shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Trustee" shall mean such successor.

        UNIMPROVED when used with reference to the Project Site shall mean any part of the Project Site upon which no part of a building or other structure rests.

        USER shall mean Bostrom Seating, Inc., and its successors and assigns.


                                    ARTICLE 2
                                Representations

        SECTION 2.01 REPRESENTATIONS BY THE ISSUER

                            The Issuer makes the following representations

        (a) The Issuer is duly incorporated under the provisions of the Enabling Law and has the power to enter into the transactions contemplated by this Lease Agreement and to carry out its obligations hereunder. The Issuer is not in default under any of the provisions contained in its certificate of incorporation, its by-laws, or in the laws of the State. By proper corporate action the Issuer has duly authorized the execution and delivery of this Lease Agreement, the Indenture, and the Bonds.

        (b) The Issuer has determined that the issuance of the Bonds, the acquisition, construction and equipping of the Project and the leasing of the Project to the User will be in furtherance of the purposes of the Enabling Law.

        (c) The Bonds will be issued and delivered contemporaneously with the delivery of this Lease Agreement.

        SECTION 2.02 REPRESENTATIONS BY THE USER

        The User makes the following representations:

               (1) The User is duly organized and in good standing as a corporation under the laws of the State of Delaware and is not in default under any of the provisions contained in its articles of incorporation, as amended, or bylaws or in the laws of the State of Delaware. The User is duly qualified to do business in the State.

               (2) The User has the corporate power and authority to own its properties, carry on the business in which it is presently engaged, and consummate the transactions contemplated by the Financing Documents to which it is a party.

               (3) By proper corporate action the User has duly authorized the execution, delivery and performance of the Financing Documents to which it is a party and the consummation of the transactions contemplated therein.

               (4) The User has obtained all consents, approvals, authorizations and orders of, and made all filings with, each Governmental Authority that are required to be obtained or made by it as a condition to the execution and delivery of the Financing Documents to which it is a party.

               (5) The execution and delivery by the User of the Financing Documents to which it is a party and the consummation by it of the transactions contemplated therein will not conflict with, be in violation of, or result in a default under, its articles of incorporation or bylaws, or any agreement, contract, instrument, order, writ, decree or judgment to which the User is a party or is subject.

               (6) The Financing Documents to which the User is a party constitute legal, valid and binding obligations of the User and are enforceable against the User in accordance with the terms of such instruments, except as enforcement thereof may be limited by (i) the exercise of judicial discretion and (ii) bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights, to the extent constitutionally applicable.

               (7) There is no action, suit, proceeding, inquiry or investigation pending before any Governmental Authority, or threatened against or affecting the User or its properties, that (a) involves (i) the consummation of the transactions contemplated by, or the validity or enforceability of, the Financing Documents, (ii) its organization, (iii) the election or qualification of its directors or officers, (iv) its powers, or (b) could have a materially adverse effect upon the financial condition or operations of the User.

               (8) The User is not an "investment company" or a company "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

               (9) The financing of the Project through the issuance of the Bonds and the leasing of the Project to the User has induced the User to enlarge, expand and improve existing operations in the State as provided in the Enabling Law.

               (10) The User intends to operate the Project for manufacturing, production, assembling, processing, storing and distribution of such agricultural, manufactured or mineral products as the User shall determine and in such a manner that it will constitute a "project" within the meaning of the Enabling Law.

               (11) This Lease Agreement is necessary to promote and further the financial and economic interests of the User and the assumption by the User of its obligations hereunder will result in direct financial benefits to the User.


                                    ARTICLE 3
                     Demising Clauses; 1973 Lease to Remain
                           in Effect; Construction of
                                 Lease Agreement

        The Issuer, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of the User to be paid, kept and performed, does hereby demise and lease to the User, and the User does hereby lease, take and hire from the Issuer, the following property:

                                       I.

               The real  property  described  on  Exhibit A hereto and all other real property, or interests therein, acquired by the Issuer with proceeds of the Bonds or with funds advanced or paid pursuant to this Lease Agreement (the "PROJECT SITE"), together with all easements, permits, licenses, rights-of-way, contracts, leases, tenements, hereditaments, appurtenances, rights, privileges and immunities pertaining or applicable to said real property.

                                       II.

               All buildings, structures and other improvements now or hereafter constructed or situated on the Project Site, including without limitation all buildings, structures and other improvements constructed on the Project Site with proceeds of the Bonds or with funds advanced or paid by the User pursuant to this Lease Agreement (the "IMPROVEMENTS").

                                      III.

               The machinery, equipment, personal property and fixtures described on Exhibit B attached hereto and all other machinery, equipment, personal property and fixtures acquired with the proceeds of the Bonds or with funds advanced or paid by the User pursuant to this Lease Agreement, together with all personal property and fixtures acquired in substitution therefor or as a renewal or replacement thereof (the "EQUIPMENT").

SUBJECT, HOWEVER, to Permitted Encumbrances;

PROVIDED; this Lease Agreement is executed and delivered in continuation of the leasehold estate created by the Issuer in the Project pursuant to the 1973 Lease, in accordance with Section 5.1 thereof and as amendatory to the provisions of the 1973 Lease, and the 1973 Lease shall remain in effect, as amended by this Lease Agreement, solely with respect to the leasehold estate created in the property covered hereby.


                                    ARTICLE 4
                           Acquisition of the Project

        SECTION 4.01 AGREEMENT TO ACQUIRE

        (a) Simultaneously with the delivery of this Lease Agreement the Issuer shall cause the Bond proceeds to be deposited in the Construction Fund. The Issuer shall cause the proceeds of the Bonds to be advanced to the User by withdrawal from the Construction Fund, in accordance with the requirements of the Indenture, for the payment of Project Costs at such times and in such amounts as shall be directed by the User. The proceeds of the Bonds shall be used solely for the payment of Project Costs as provided in the Indenture.

        (b) The User will acquire and construct the Project with all reasonable dispatch and due diligence and will cause the Project to be placed in service as promptly as practicable. The Issuer will not execute any contract or purchase orders for the Project without the prior written consent of the User.

        (c) Compliance with laws and regulations necessary to realize any sales and use tax exemption with respect to the acquisition, construction and equipping of the Project shall be the sole responsibility of the User and the Issuer does not assume any responsibility or give any assurance with respect to any possible exemption from sales and use taxes.

        (d) The User may, with the prior written consent of the Credit Obligor, cause changes or amendments to be made in the plans and specifications for such acquisition and construction of the Project, provided (1) such changes or amendments will not change the nature of the Project to the extent that it would not constitute a "project" as authorized by the Enabling Law, and (2) such changes or amendments will not materially affect the utility of the Project for its intended use. The Issuer will make only such changes or amendments in the plans and specifications for the acquisition and construction of the Project as may be requested in writing by the User.

        (e) The Issuer and the User shall from time to time each appoint by written instrument an agent or agents authorized to act for each respectively in any or all matters relating to the acquisition and construction of the Project and payments to be made out of the Construction Fund. One of the agents appointed by the User shall be designated its Project Supervisor. Either the Issuer or the User may from time to time revoke, amend or otherwise limit the authorization of any agent appointed by such party to act on such party's behalf or designate another agent or agents to act on such party's behalf, provided that there shall be at all times at least one agent authorized to act on behalf of the Issuer, and at least one agent (who shall be the Project Supervisor) authorized to act on behalf of the User, with reference to all the foregoing matters. The Project Supervisor at any time designated by the User is hereby irrevocably appointed as agent for the Issuer to issue and execute, for and in the name and behalf of the Issuer and without any further approval of the governing body or any officer, employee or other agent thereof, a payment requisition on the Construction Fund.

        (f) In the event the proceeds derived from the sale of the Bonds are insufficient to pay in full all Project Costs, the User shall be obligated to complete the acquisition and construction of the Project at its own expense and the User shall pay any such deficiency and shall save the Issuer whole and harmless from any obligation to pay such deficiency. The User shall not by reason of the payment of such deficiency from its own funds be entitled to any diminution in Rental Payments.

        SECTION 4.02 NO WARRANTY OF SUITABILITY OF ISSUER

        THE USER RECOGNIZES AND AGREES THAT THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, NOR OFFERS ANY ASSURANCES THAT THE PROJECT WILL BE SUITABLE FOR THE USER'S PURPOSES OR NEEDS OR THAT THE PROCEEDS DERIVED FROM THE SALE OF THE BONDS WILL BE SUFFICIENT TO PAY IN FULL ALL PROJECT COSTS.

        SECTION  4.03 PURSUIT OF  REMEDIES  AGAINST  VENDORS,   CONTRACTORS  AND
SUBCONTRACTORS AND THEIR SURETIES

        The User may, in its own name or in the name of the Issuer, prosecute or defend any action or proceeding or take any other action involving any vendor, contractor, subcontractor or surety under any contract or purchase order for acquisition and construction of the Project which the User deems reasonably necessary, and the Issuer hereby irrevocably appoints the User as its agent with respect to any such action or proceeding and agrees that it will cooperate fully with the User and will take all action requested by the User in any such action or proceeding. Any amounts recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing shall be paid into the Construction Fund and applied as provided for funds on deposit therein. The User will pay all costs, fees and expenses incurred which are not paid from the Construction Fund.

        SECTION 4.04 COMPLETION OF THE PROJECT

        (a) The completion of the Project shall be evidenced to the Trustee by a certificate signed by the Project Supervisor on behalf of the User stating that
(1) construction of the Improvements has been completed in accordance with the plans and specifications approved by the User, (2) the Equipment has been acquired and installed in accordance with the User's instructions, (3) all Project Costs have been paid, and (4) all facilities and improvements necessary in connection with the Project have been acquired and installed and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against any vendor, contractor, subcontractor or other person not a party to this Lease Agreement which exist at the date of such certificate or which may subsequently come into being. The Issuer and the User will cooperate in causing such certificate to be furnished to the Trustee.

        (b) After the delivery of the aforesaid certificate to the Trustee, any moneys then remaining in the Construction Fund shall be applied as provided in the Indenture.


                                    ARTICLE 5
                             Duration of Lease Term
                             and Rental Provisions

        SECTION 5.01 DURATION OF TERM

        The term of this Lease Agreement and of the lease herein made shall begin on the date of the delivery of this Lease Agreement and, subject to the provisions of this Lease Agreement, shall continue until midnight of March 1, 2014. The Issuer will deliver to the User possession of the Project on the commencement date of the Lease Term, subject to the inspection and other rights reserved in this Lease Agreement, and the User will accept possession thereof at such time; provided, however, the Issuer will be permitted such possession of the Project as shall be necessary and convenient for it to construct or install any additions or improvements and to make any repairs or restorations required or permitted to be constructed, installed or made by the Issuer pursuant to the provisions hereof.

        SECTION 5.02 BASIC RENTAL PAYMENTS; DRAWS UNDER LETTER OF CREDIT

        (a) On or before 10:00 a.m. (Birmingham, Alabama time) on each Bond Payment Date, the User shall pay to the Trustee, for the account of the Issuer, an amount equal to the Debt Service on the Bonds (other than Pledged Bonds) due and payable on such Bond Payment Date; provided, however, that (i) any amount already on deposit in the Bond Fund on the due date of such Basic Rental Payment and available for the payment of the Debt Service on the Bonds on such Bond Payment Date shall be credited against the amount of such Basic Rental Payment, and (ii) any amount drawn by the Trustee pursuant to the Letter of Credit for the payment of the Debt Service on the Bonds on such Bond Payment Date shall be credited against such Basic Rental Payment.

        (b) On each Bond Payment Date prior to 10:30 a.m. (Birmingham, Alabama time) the Trustee shall, without making any prior claim or demand on the User for the payment of Basic Rental Payments with respect to Bonds other than Pledged Bonds, make a draw on the Letter of Credit in an amount equal to the amount of Debt Service on the Bonds due and payable on such Bond Payment Date on Bonds other than Pledged Bonds (except as may otherwise be provided in Section 8.02(f) of the Indenture). The User shall receive a credit against Basic Rental Payments for the amount so drawn. No draw shall be made under the Letter of Credit with respect to Pledged Bonds, and the User shall receive no credit against Basic Rental Payments with respect to Pledged Bonds for any amounts drawn under the Letter of Credit.

        (c) The User hereby authorizes and directs the Trustee to draw moneys under the Letter of Credit in accordance with the provisions of the Indenture and this Lease Agreement to the extent necessary to pay the Debt Service on the Bonds (other than Pledged Bonds) when due and payable pursuant to the Indenture and the Bonds.

        (d) All Basic Rental Payments shall be made in funds immediately available to the Trustee at its Principal Office on the related Bond Payment Date.

        (e) If any Basic Rental Payment is due on a day which is not a Business Day, such payment may be made on the first succeeding day which is a Business Day with the same effect as if made on the day such payment was due.

        (f) The User acknowledges, covenants, and agrees that until the Indenture Indebtedness is paid in full the User shall make Basic Rent Payments in such amounts and at such times as shall be necessary to enable the Trustee to pay in full in accordance with the Indenture the Debt Service on the Bonds (other than Pledged Bonds) when and as the same becomes due and payable.

        (g) Any overdue Basic Rental Payment shall bear interest from the related Bond Payment Date until paid at the Post-Default Rate for overdue Debt Service payments specified in the Indenture.

        SECTION 5.03 ADDITIONAL RENTAL PAYMENTS

        (a) The User shall make Additional Rental Payments as follows:

               (1) the acceptance fee of the Trustee and the annual (or other regular) fees, charges and expenses of the Trustee, Paying Agent and Remarketing Agent;

               (2) any amount to which the Trustee may be entitled under Section
        13.07 of the Indenture; and

               (3) the reasonable expenses of the Issuer incurred at the request of the User, or in the performance of its duties under any of the Financing Documents, or in connection with any litigation which may at any time be instituted involving the Project, the Financing Documents, or in the pursuit of any remedies under the Financing Documents.

        (b) All Additional Rental Payments shall be due and payable within 10 days after receipt by the User of an invoice therefor.

        (c) Any overdue Additional Rental Payment shall bear interest from the date due until paid at the Post-Default Rate for such Additional Rental Payments specified in the Indenture.

        SECTION 5.04 ADVANCES BY ISSUER OR TRUSTEE

        If the User shall fail to perform any of its covenants in this Lease Agreement, the Issuer or the Trustee may, at any time and from time to time, after written notice to the User if no Lease Default exists, make advances to effect performance of any such covenant on behalf of the User. Any money so advanced by the Issuer or the Trustee, together with interest at the base or prime rate of the Trustee plus two percent, shall be paid upon demand.

        SECTION 5.05 INDEMNITY OF ISSUER, TRUSTEE AND PAYING AGENT

        (a) The User covenants and agrees to pay and to indemnify and hold the Issuer, the Trustee and the Paying Agent (and each officer, director, member, employee or agent of each thereof) harmless against, any and all liabilities, losses, damages, claims or actions (including all reasonable attorneys' fees and expenses of the Issuer, Trustee and the Paying Agent), of any nature whatsoever incurred by the Issuer, the Trustee and the Paying Agent without gross negligence or willful misconduct on their part arising from or in connection with (i) their performance or observance of any covenant or condition on their part to be observed or performed under any of the Financing Documents, (ii) any injury to, or the death of, any person or any damage to property at the Project, or in any manner growing out of or connected with the use, nonuse, condition or occupation of the Project or any part thereof, (iii) any damage, injury, loss or destruction of the Project, (iv) any other act or event occurring upon, or affecting, any part of the Project, (v) violation by the User of any contract, agreement or restriction affecting the Project or the use thereof of which the User has notice and which shall have existed at the commencement of the Lease Term hereof or shall have been approved by the User, or of any law, ordinance or regulation affecting the Project or any part thereof or the ownership, occupancy or use thereof, (vi) any violation of, or non-compliance of the Project Site with, Environmental Laws, or the presence of Hazardous Substances now or hereafter on or under or included in the Project Site and any investigation, clean up or removal of, or other remedial action or response costs with respect to, any Hazardous Substances now or hereafter located on or under or included in the Project Site, or any part thereof, that may be required by any Environmental Law or Governmental Authority (specifically including without limitation any and all liabilities, damages, fines, penalties, response costs, investigatory or other costs pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq.) and including without limitation claims alleging non-compliance with Environmental Laws which seek relief under or are based on state or common law theories such as trespass or nuisance, and (vii) liabilities, losses, damages, claims or actions arising out of the offer and sale of the Bonds or a subsequent sale or distribution of any of the Bonds, unless the same resulted from a representation or warranty of the Issuer or the Trustee or the Paying Agent in any of the Financing Documents or any certificate delivered by the Issuer or the Trustee or the Paying Agent pursuant thereto being false or misleading in a material respect and such representation or warranty was not based upon a similar representation or warranty of the User furnished to the Issuer or the Trustee or the Paying Agent in connection therewith.

        (b) The User hereby agrees that the Issuer, the Trustee and the Paying Agent shall not incur any liability to the User, and shall be indemnified against all liabilities, in exercising or refraining from asserting, maintaining or exercising any right, privilege or power of the Issuer, or the Trustee, or the Paying Agent under any of the Financing Documents if the Issuer, or the Trustee, or the Paying Agent as the case may be is acting in good faith and without willful misconduct or in reliance upon a written request by the User.

        (c) If any indemnifiable party (whether the Issuer or the Trustee) shall be obligated to pay any claim, liability or loss, and if in accordance with all applicable provisions of this Section the User shall be obligated to indemnify and hold such indemnifiable party harmless against such claim, liability or loss, then, in such case, the User shall have a primary obligation to pay such claim, liability or loss on behalf of such indemnifiable party and may not defer discharge of its indemnity obligation hereunder until such indemnifiable party shall have first paid such claim, liability or loss and thereby incurred actual loss.

        (d) The covenants of indemnity by the User contained in this Section shall survive the termination of this Lease Agreement with respect to events or occurrences happening prior to or upon the termination of this Lease Agreement and shall remain in full force and effect until the commencement of an action with respect to any such event or occurrence shall be prohibited by law.

        SECTION 5.06 OBLIGATIONS OF USER UNCONDITIONAL

        The obligation of the User to make all Rental Payments and all other payments provided for herein and to perform and observe the other agreements and covenants on its part herein contained shall be absolute and unconditional, irrespective of any rights of set-off, recoupment or counterclaim it might otherwise have against the Issuer. The User will not suspend or discontinue any such payment or fail to perform and observe any of its other agreements and covenants contained herein or terminate any of the Financing Documents, for any cause whatsoever, including, without limiting the generality of the foregoing, any acts or circumstances that may constitute an eviction or constructive eviction, failure of consideration or commercial frustration of purpose, the invalidity or unenforceability of the Bonds or any of the Financing Documents or any provision thereof, the invalidity or unconstitutionality of the Enabling Law or any provision thereof, any damage to or destruction of the Project or any part thereof, the taking by eminent domain of title to or the right to temporary use of all or any part of the Project, any failure of the Credit Obligor to make a payment pursuant to the Letter of Credit or to reinstate the appropriate amount thereof, any change in the tax or other laws or administrative rulings, actions or regulations of the United States of America or of the State or any political or taxing subdivision of either thereof, or any failure of the Issuer to perform and observe any agreement or covenant, whether express or implied, any duty, liability or obligation arising out of or in connection with this Lease Agreement. Notwithstanding the foregoing, the User may, at its own cost and expense and in its own name or in the name of the Issuer, prosecute or defend any action or proceeding, or take any other action involving third persons which the User deems reasonably necessary in order to secure or protect its rights of use and occupancy and the other rights hereunder. The provisions of the first and second sentences of this Section shall apply only so long as any of the Bonds remains Outstanding.

        SECTION 5.07 THIS LEASE A NET LEASE

        The User recognizes, understands and acknowledges that it is the intention hereof that this Lease Agreement be a net lease and that as long as any of the Bonds are Outstanding all Basic Rent be available for payment of the Debt Service on the Bonds and that all Additional Rent shall be available for the purposes specified therefor. This Lease Agreement shall be construed to effectuate such intent.


                                    ARTICLE 6
               Maintenance, Alterations, Replacements, Insurance

        SECTION 6.01 MAINTENANCE AND REPAIRS, ALTERATIONS AND IMPROVEMENTS, PARTY WALLS; AND LIENS; UTILITY CHARGES

        (a) The User shall, at its own expense, (1) keep the Project in as reasonably safe condition as its operations permit, (2) from time to time make all necessary and proper repairs, renewals and replacements thereto, including external and structural repairs, renewals and replacements, and (3) pay all gas, electric, water, sewer and other charges for the operation, maintenance, use and upkeep of the Project.

        (b) The User may, at its own expense, make structural changes, additions, improvements, alterations or replacements to the Improvements that it may deem desirable, provided such structural changes, additions, improvements, alterations or replacements do not change the character of the Project as a "project" under the Enabling Law, and that such additions, improvements, alterations or replacements will not adversely affect the utility of the Project or substantially reduce its value. All such changes, additions, improvements, alterations and replacements whether made by the User or the Issuer shall become a part of the Project and shall be covered by this Lease Agreement.

        (c) The User may connect or "tie-in" walls of the Improvements and utility and other facilities located on the Project Site to other structures and facilities owned or leased by it on real property adjacent to the Project Site. The User may use as a party wall any wall of the Improvements which is on or contiguous to the boundary line of real property owned or leased by it, and in the event of such use, each party hereto hereby grants to the other a ten-foot easement adjacent to any such party wall for the purpose of inspection, maintenance, repair and replacement thereof and the tying in of new construction. If the User utilizes any wall of the Improvements as a party wall for the purpose of tying in new construction that will be utilized under common control with the Project, the User may also remove any non-loadbearing wall panel in the party wall; provided however, if the adjacent property ceases to be operated under common control with the Project, the User shall, at its own expense, install wall panels similar in quality to those that have been removed. Prior to the exercise of any one or more of the rights granted by this subsection (c), the User shall demonstrate to the reasonable satisfaction of the Issuer and Trustee that the operation of the Project will not be adversely affected by the exercise of such rights.

        (d) The Issuer shall also, upon request of the User, grant such utility and other similar easements over, across or under the Project Site as shall be necessary or convenient for the furnishing of utility and other similar services to the Project or to real property adjacent to or near the Project Site and owned or leased by the User; provided that such easements shall not adversely affect the operation of the facilities forming a part of the Project.

        (e) The User shall not permit any mechanics' or other liens to stand against the Project for labor or material furnished with respect to the Project. The User may, however, in good faith contest any such mechanics' or other liens and in such event may permit any such liens to remain unsatisfied and undischarged during the period of such contest and any appeal therefrom unless by such action the lien of the Indenture on the Project or any part thereof, or the Project or any part thereof shall be subject to loss or forfeiture, in either of which events such mechanics' or other liens shall be promptly satisfied.

        SECTION 6.02 REMOVAL OF, SUBSTITUTION AND REPLACEMENT FOR EQUIPMENT

         If the User in its sole discretion determines that any item of Equipment has become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary in the operation of the Project, the User may remove such Equipment from the Improvements or the Project Site and (on behalf of the Issuer) sell, trade in, exchange or otherwise dispose of it without any responsibility or accountability to the Issuer or the Trustee therefor, provided that the User shall either:

               (a) substitute and install in or on the Project Site other personal property or fixtures which shall (1) have equal or greater utility (but not necessarily the same value or function) in the operation of the Project, (2) be free of all liens and encumbrances except for purchase money liens or encumbrances reasonably acceptable to the Trustee, (3) be the sole property of the Issuer, subject to the demise hereof, (4) be held by the User on the same terms and conditions as the items originally comprising the Equipment, and (5) not impair the Project or change the nature of the Project as a "project" under the Enabling Law; or

               (b) forthwith upon such sale apply the price or amount obtained upon the sale of such Equipment to the redemption of the principal of the Bonds in accordance with the terms thereof.

        SECTION 6.03 INSTALLATION OF MACHINERY AND EQUIPMENT OWNED OR LEASED BY THE USER OR SUBJECT TO A SECURITY INTEREST IN THIRD PARTIES

        (a) The User, may, at its own expense, or permit any sublessee of the Project to, at its own expense, install at the Project any machinery, equipment or other personal property which will facilitate the operation of the Project. Any such property which is installed and does not constitute a part of the Project under the terms of this Lease Agreement shall be and remain the property of the User or such sublessee and may be removed thereby at any time while no Lease Default exists under this Lease Agreement; provided, that any damage to the Project occasioned by such removal shall be repaired by such party at its own expense.

      (b) If (i) any machinery, equipment or other personal property is leased by the User or the User shall have granted a security interest in any such property in connection with the acquisition thereof by the User, (ii) such property is installed or is located on the Project Site, and (iii) such property does not constitute a part of the Project under the terms of this Lease Agreement, then the lessor of such property or the party holding a security interest therein, as the case may be, may remove such property from the Project Site even though a Lease Default may then exist hereunder or this Lease Agreement may have been terminated following a Lease Default hereunder, provided, that the foregoing permission to remove shall be subject to the agreement by such lessor or secured party to repair at its own expense any damage to the Project occasioned by such removal.

      SECTION 6.04 INSURANCE

      (a) The User will cause to be taken out and continuously maintained in effect the following insurance with respect to the Project, paying as the same become due all premiums with respect thereto:

            (1) Insurance to the extent of the full insurable value of the Project against loss or damage by fire, tornado, windstorm, flood and other hazards and casualties, with uniform standard extended coverage endorsement limited only as may be provided in the standard form of extended coverage endorsement at the time in use in the State.

            (2) Insurance against liability for bodily injury to or death of persons and for damage to or loss of property occurring on or about the Project or in any way related to the condition or operation of the Project, in the minimum amounts of $1,000,000 combined single limit for death of or bodily injury to any one person, and for property damage, all on a per occurrence basis.

            (3) Flood insurance under the national flood insurance program established by the Flood Disaster Protection Act of 1973, as at any time amended, only during such times while the Project is eligible under such program, in an amount at least equal to the principal amount of the Bonds Outstanding or to the maximum limit of coverage made available with respect to the Project under said Act, whichever is less.

            (4) Title insurance in an amount equal to the initial stated amount of the Letter of Credit, insuring the Credit Documents subject to no liens and encumbrances other than such encumbrances as shall be approved by the Trustee and the Credit Obligor. Any proceeds of such title insurance shall be applied, at the direction of the Credit Obligor, to cure the title defect in respect of which such proceeds are made available or shall be deposited in the Bond Fund with the Trustee and applied to the extraordinary redemption of the Bonds in accordance with the terms of the Indenture and the Bonds.

            (5) Use and occupancy insurance (or business interruption or risk insurance) covering suspension or interruption of the User's operations at the Project in whole or in part, with such exemptions as are customarily imposed by insurers, covering a period of suspension or interruption of at least six months with a minimum limit in an amount equal to 100% of the maximum amount to be paid as Rental Payments and other payments under
      Article 5 hereof during the then current or any subsequent year.

            (6) During the period of acquisition and construction of any part of the Project builders' risk insurance in the amount of the full replacement value of the Project against all losses which are normally covered by such builders' risk insurance. The User may satisfy its obligations with respect to the builder's risk insurance by causing such insurance to be carried by a construction contractor for any part of the Project.

      (b) All policies evidencing the insurance required by the terms of the preceding paragraph shall be taken out and maintained in generally recognized responsible insurance companies, qualified under the laws of the State to assume the respective risks undertaken. All such insurance policies shall name as either loss payee or additional insureds the Credit Obligor, the Issuer and the Trustee (as their respective interests shall appear) and shall contain, where appropriate, standard mortgage clauses providing for all losses thereunder in excess of $250,000 to be paid to the Credit Obligor or, if there be no Credit Obligor, to the Trustee; provided that all losses (including those in excess of $250,000) may be adjusted by the User, subject, in the case of any single loss in excess of $250,000, to the approval of the Credit Obligor, or if there be no Credit Obligor, the Trustee. The User may insure under a blanket policy or policies.

      (c) Each insurance policy required to be carried by this Section shall contain, to the extent obtainable, an agreement by the insurer that (1) the User may not, without the consent of the Credit Obligor, the Issuer and Trustee, cancel or materially amend such insurance or sell, assign or dispose of any interest in such insurance, policy or any proceeds thereof, (2) such insurer shall notify the Credit Obligor, the Issuer and the Trustee if any premium is not paid when due or if any such policy is not renewed prior to the expiration thereof, and (3) such insurer shall not materially amend or cancel any such policy except on 30 days' prior written notice to the Credit Obligor, the Issuer and the Trustee.

      (d) The User shall deposit with the Trustee a certificate or certificates of the respective insurers attesting the fact that all policies evidencing the insurance required to be carried by this Section are in force and effect. Upon the expiration of any such policy, the User shall furnish to the Trustee evidence reasonably satisfactory to the Trustee that such policy has been renewed or replaced by another policy or that there is no necessity therefor under this Lease Agreement.

                                    ARTICLE 7
                         Provisions Respecting Damage,
                          Destruction and Condemnation

        SECTION 7.01 DAMAGE AND DESTRUCTION

        (a) If no Lease Default shall have occurred and be continuing and the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and a Credit Obligor Insolvency Date shall not have occurred, then all Net Proceeds of insurance resulting from claims for losses in respect of damage to or destruction of the Project (in whole or in part) shall be applied as provided in the Credit Documents.

        (b) If no Lease Default shall have occurred and be continuing and the Letter of Credit is not in effect, or if the Credit Obligor has dishonored any draw thereunder or if a Credit Obligor Insolvency Date shall have occurred, then the following provisions shall apply in event of damage to or destruction of the Project(in whole or in part):

            (1) If the Project is destroyed (in whole or in part) or is damaged the User shall continue to make Rental Payments and will promptly give written notice of such damage and destruction to the Trustee and the Issuer. All Net Proceeds of insurance resulting from claims for such losses shall be paid to the Trustee and deposited in the Construction Fund, whereupon (i) the User, or the Issuer at the User's direction, shall proceed promptly to repair, rebuild or restore the property damaged or destroyed to substantially the same condition in which it existed prior to the event causing such damage or destruction, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the User and as will not impair the operating unity or productive capacity of the Project or its character as a "project" under the Enabling Law, and (2) the User shall cause withdrawals to be made from the Construction Fund to pay the costs of such repair, rebuilding or restoration, either on completion thereof or as the work progresses. The balance (if any) of Net Proceeds remaining after the payment of all of the costs of such repair, rebuilding or restoration shall be deposited in the Bond Fund and applied to the extraordinary redemption of Bonds in accordance with the provisions thereof and of the Indenture, or, if none of the Bonds are then Outstanding, shall be paid to the User.

            (2) In the event the Net Proceeds are not sufficient to pay in full the costs of repairing, rebuilding and restoring the Project as provided in this Section, the User shall nonetheless complete the work thereof and shall pay that portion of the costs thereof in excess of the amount of said proceeds or shall pay to the Trustee for the account of the Issuer the moneys necessary to complete said work. The User shall not by reason of the payment of such excess costs (whether by direct payment thereof or payment to the Trustee therefor) be entitled to any reimbursement from the Issuer or any abatement or diminution of the Rental Payments hereunder.

            (3) Anything in this Section to the contrary notwithstanding, if, as a result of such damage or destruction the User is entitled to exercise an option to purchase the Project and duly does so in accordance with the applicable provisions of Section 11.03 hereof, then neither the User nor the Issuer shall be required to repair, rebuild or restore the property damaged or destroyed, and so much (which may be all) of any Net Proceeds referable to such damage or destruction as shall be necessary to provide for full payment of the Indenture Indebtedness shall be paid to the Trustee for deposit in the Bond Fund and applied to the extraordinary redemption of the Bonds in accordance with the Indenture and the Bonds and the excess thereafter remaining (if any) shall be paid to the User.

      (c) If a Lease Default shall have occurred and be continuing, and the Letter of Credit is not in effect or the Credit Obligor has dishonored any draw thereunder or a Credit Obligor Insolvency Date shall have occurred, then all Net Proceeds of insurance resulting from claims for losses in respect to damage to or destruction of the Project (in whole or in part) shall be deposited in the Bond Fund and applied to the extraordinary redemption of the Bonds in accordance with the terms of the Indenture and the Bonds.

      SECTION 7.02 CONDEMNATION

      (a) If no Lease Default shall have occurred and be continuing and the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and a Credit Obligor Insolvency Date shall have occurred, then all Net Proceeds resulting from any taking by eminent domain of the Project (in whole or in part) shall be applied as provided in the Credit Documents.

      (b) If no Lease Default shall have occurred and be continuing and the Letter of Credit is not in effect, or if the Credit Obligor has dishonored any draw thereunder or if a Credit Obligor Insolvency Date shall have occurred, then the following provisions shall apply in event of any taking by eminent domain of the Project (in whole or in part):

            (1) In the event that title to, or the temporary use of, the Project or any part thereof shall be taken under the exercise of the power of eminent domain and as a result thereof the User is entitled to exercise an option to purchase the Project and duly does so in accordance with the applicable provisions of Section 11.03 hereof, so much (which may be all) of the Net Proceeds referable to such taking, including the amounts awarded to the Issuer and the Trustee and the amount awarded to the User for the taking of all or any part of the leasehold estate of the User in the Project created by this Lease Agreement, as shall be necessary to provide for full payment of the Indenture Indebtedness shall be paid to the Trustee for deposit in the Bond Fund and applied to the extraordinary redemption of the Bonds in accordance with the Indenture and the Bonds and the excess of such Net Proceeds remaining (if any) shall be paid to the User.

            (2) If as a result of such taking, the User is not entitled to exercise an option to purchase the Project under Section 11.03 hereof, or, having such option, fails to exercise the same in accordance with the terms thereof or notifies the Issuer and the Trustee in writing that it does not propose to exercise such option, the User shall be obligated to continue to make the Rental Payments and the entire Net Proceeds hereinabove referred to shall, be paid to the Trustee and applied in one or more of the following ways as shall be directed in writing by the User:

                  (i) To the restoration of the remaining  improvements  located on the Project Site to substantially the same condition in which they existed prior to the exercise of the power of eminent domain;

                  (ii) To the acquisition,  by construction or otherwise, by the
            Issuer of other lands or improvements suitable for the User's operations at the Project, which land or improvements shall be deemed a part of the Project and available for use and occupancy by the User without the payment of any Rental Payments other than that herein provided to the same extent as if such land or other improvements were specifically described herein and demised hereby, and which land or improvements shall be acquired by the Issuer subject to no liens or encumbrances.

            (3) Any balance of such Net Proceeds remaining after the application thereof as provided in subsection (b) of this Section shall be deposited in the Bond Fund and applied to the extraordinary redemption of the Bonds in accordance with the terms of the Indenture and the Bonds, or, if the Indenture Indebtedness is paid in full, shall be paid to the User.

            (4) The Issuer shall cooperate fully with the User in the handling and conduct of any prospective or pending condemnation proceeding with respect to the Project or any part thereof and shall, to the extent it may lawfully do so, permit the User to litigate in any such proceeding in the name and behalf of the Issuer. In no event shall the Issuer settle, or consent to the settlement of, any prospective or pending condemnation proceeding without the prior written consent of the User.

            (5) The User shall be entitled to the Net Proceeds of any award or portion thereof made for damage to or taking of its own property not included in the Project, provided that any Net Proceeds resulting from the taking of all or any part of the leasehold estate of the User in the Project created by this Lease Agreement shall be paid and applied in the manner provided in this Section 7.02.

      (c) If a Lease Default shall have occurred and be continuing, and the Letter of Credit is not in effect or the Credit Obligor has dishonored any draw thereunder or a Credit Obligor Insolvency Date shall have occurred, then all Net Proceeds of condemnation awards resulting from condemnation of the Project (in whole or in part) shall be deposited in the Bond Fund and applied to the extraordinary redemption of the Bonds in accordance with the terms of the Bonds and the Indenture.


                                    ARTICLE 8
                   Certain Provisions Relating to Assignment,
                             Subleasing, Mortgaging
                                  and the Bonds

        SECTION 8.01 PROVISIONS RELATING TO ASSIGNMENT AND SUBLEASING

      With the consent of the Trustee and the Credit Obligor, the User may assign this Lease Agreement and the leasehold interest created hereby and may sublet the Project or any part thereof, subject, however, to the following conditions:

            (1) No such assignment or subleasing and no dealings or transactions between the Issuer or the Trustee and any assignee or sublessee shall in any way relieve the User from primary liability for any of its obligations hereunder. In the event of any such assignment or subleasing the User shall continue to remain primarily liable for the payment of all Rental Payments herein provided to be paid by it and for the performance and observance of the other agreements and covenants on its part herein provided to be performed and observed by it.

            (2) The User will not assign the leasehold interest created hereby nor sublease the Project to any person unless the operations of such assignee or sublessee are consistent with, and in furtherance of, the purpose of the Enabling Law. The User shall, prior to any such assignment or sublease, demonstrate to the reasonable satisfaction of the Trustee that the operations of such assignee or sublessee will preserve the character of the Project as a "project" under the Enabling Law, if applicable, and deliver to the Trustee an Opinion of Bond Counsel acceptable to the Trustee to the effect that such assignment or sublease will not cause the interest on the Bonds to be Taxable.

            (3) The User shall, within 30 days after the delivery thereof, furnish to the Issuer and the Trustee a true and complete copy of each such assignment or sublease.

      SECTION 8.02 ASSIGNMENT OF LEASE AGREEMENT AND RENTS BY THE ISSUER

      The Issuer has, simultaneously with the delivery of this Lease Agreement, assigned its interest in and pledged any money receivable under this Lease Agreement (other than certain rights to indemnification and reimbursement) to the Trustee as security for payment of the Bonds, and the User hereby consents to such assignment and pledge. The Issuer has in the Indenture obligated itself to follow the instructions of the Trustee or the Owners or a certain percentage thereof in the election or pursuit of any remedies herein vested in it. The Trustee shall have all rights and remedies herein accorded to the Issuer and any reference herein to the Issuer shall be deemed, with the necessary changes in detail, to include the Trustee, and the Trustee and the Owners are deemed to be third party beneficiaries of the covenants, agreements and representations of the User herein contained. Neither the Issuer nor the User will unreasonably withhold any consent herein or in the Indenture required of either of them. The User shall not be deemed to be a party to the Indenture or the Bonds and reference in this Lease Agreement to the Indenture and the Bonds shall not impose any liability or obligation upon the User other than its specific obligations and liabilities undertaken in this Lease Agreement.

      SECTION 8.03 TRANSFER OR ENCUMBRANCE CREATED BY ISSUER; CORPORATE EXISTENCE OF ISSUER

      (a) Without the prior written consent of the Trustee, the Credit Obligor, and the User, the Issuer (1) will not sell, transfer or convey the Project or any part thereof, except as provided in this Lease Agreement, and (2) will not create or incur or suffer or permit to be created or incurred or to exist any mortgage, lien, charge or encumbrance on the Project or any part thereof.

      (b) The Issuer shall not consolidate with or merge into any other corporation or transfer its property substantially as an entirety, except as provided in the Indenture.

      SECTION 8.04 REDEMPTION OF BONDS

      (a) The Issuer will redeem any or all of the Bonds in accordance with the Indenture and upon the occurrence of any event or contingency requiring the mandatory redemption of Bonds, all in accordance with the applicable provisions of the Bonds and the Indenture.

      (b) If no Lease Default exists, the Issuer will exercise any right of optional redemption with respect to the Bonds only upon the written request of the User.

                                    ARTICLE 9
                             Covenants of the User
                              Until the Indenture

        Indebtedness is paid in full:

        (a) The User shall not do or permit anything to be done at the Project that will affect, impair or contravene any policies of insurance that may be carried on the Project. The User will, in the use of the Project and the public ways abutting the same comply with all lawful requirements, the violation of which would have a material adverse effect on the Project, of all governmental bodies; provided, however, the User may, at its own expense in good faith contest the validity or applicability of any such requirement.

        (b) The User shall permit the Issuer, the Trustee, the Credit Obligor and their duly authorized agents at all reasonable times to enter upon, examine and inspect the Project.

        (c) The User will maintain proper books of record and account, in which full and correct entries will be made, in accordance with generally accepted accounting principles, of all its business and affairs. The User shall furnish to the Trustee with reasonable promptness such financial information of the User as the Trustee shall reasonably request.

        (d) The User will duly pay and discharge all taxes, assessments and other governmental charges and liens lawfully imposed on the User and upon the properties of the User, and the Project; provided, however, the User will not be required to pay any taxes, assessments or other governmental charges so long as in good faith it shall contest the validity thereof by appropriate legal proceedings, the User has given notice of such contest to the Trustee, the User has established reasonable reserves therefor, and no part of the Project shall, in the opinion of the Trustee, be subject to loss or forfeiture.

        (e) The User will maintain and preserve its existence (as a corporation or as another form of entity as may be determined by the User) and will not voluntarily dissolve without first discharging its obligations under this Lease Agreement (except as permitted herein) and will comply with all valid laws, ordinances, regulations and requirements applicable to it or to its property and the Project.

        (f) The User will not in any manner transfer or convey any substantial portion of its property, assets and licenses without receipt of adequate consideration therefor.

        (g) The User will do, execute, acknowledge and deliver such further acts, conveyances, mortgages, financing statements and assurances as the Issuer or the Trustee shall require for accomplishing the purposes of the Financing Documents. The User will cause this Lease Agreement, any amendments to this Lease Agreement and other instruments of further assurance, including financing statements and continuation statements, to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed in such places as may be required by law fully to preserve and protect the rights of the Issuer and the Trustee to all property comprising the Project.

                                   ARTICLE 10
                         Events of Default and Remedies

        SECTION 10.01 EVENTS OF DEFAULT

      Any one or more of the following shall constitute an event of default (a "Lease Default") under this Lease Agreement (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any Basic Rental Payment when such Basic Rental Payment becomes due and payable; or

            (2) default in the performance, or breach, of any covenant or warranty of the User in this Lease Agreement (other than a covenant or warranty, a default in the performance or breach of which is elsewhere in this Section specifically described), and the continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the User and the Credit Obligor by the Issuer or by the Trustee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "notice of default" hereunder; or

            (3) The dissolution or liquidation of the User or the filing by the User of a voluntary petition in bankruptcy, or failure by the User promptly to lift any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operations at the Project, or the User's seeking of or consenting to or acquiescing in the appointment of a receiver of all or substantially all its property or of the Project, or the adjudication of the User as a bankrupt, or any assignment by the User for the benefit of its creditors, or the entry by the User into an agreement of composition with its creditors, or if a petition or answer is filed by the User proposing the adjudication of the User as a bankrupt or its reorganization, arrangement or debt readjustment under any present or future federal bankruptcy code or any similar federal or state law in any court, or if any such petition or answer is filed by any other person and such petition or answer shall not be stayed or dismissed within 60 days;

            (4) The occurrence of an event of default under any of the other Financing Documents and the expiration of any applicable grace period; or

            (5) Receipt by the Trustee of written notice from the Credit Obligor that an event of default has occurred and is continuing under the Credit Documents or any other related documents to which the User and the Credit Obligor are parties thereto.

      SECTION 10.02 REMEDIES ON DEFAULT

      Whenever any such Lease Default shall have occurred and be continuing, the Issuer or the Trustee may, with the consent of the Credit Obligor (if the Letter of Credit is in effect and the Credit Obligor shall not have dishonored a draw thereunder and a Credit Obligor Insolvency Date shall not have occurred), take any of the following remedial steps:

            (1) Declare all installments of Basic Rental Payments for the remainder of the Lease Term to be immediately due and payable, whereupon the same shall become immediately due and payable;

            (2) Reenter the Project, without terminating this Lease Agreement, and, upon ten days' prior written notice to the User and Credit Obligor, relet the Project or any part thereof for the account of the User, for such term (including a term extending beyond the Lease Term) and at such rentals and upon such other terms and conditions, including the right to make alterations to the Project or any part thereof, as the Issuer may, with the approval of the Trustee and Credit Obligor, deem advisable, and such reentry and reletting of the Project shall not be construed as an election to terminate this Lease Agreement nor relieve the User of its obligations to pay Basic Rent and Additional Rent or to perform any of its other obligations under this Lease Agreement, all of which shall survive such reentry and reletting, and the User shall continue to pay Basic Rent and all Additional Rent provided for in this Lease Agreement until the end of the Lease Term, less the net proceeds, if any, of any reletting of the Project after deducting all of the Issuer's and Trustee's expenses in connection with such reletting, including, without limitation, all repossession costs, brokers' commissions, attorneys' fees, alteration costs and expenses of preparation for reletting;

            (3) Terminate this Lease Agreement, exclude the User from possession of the Project and, if the Issuer or Trustee elects so to do, lease the same for the account of the Issuer, holding the User liable for all rent due up to the date such lease is made for the account of the Issuer; or

            (4) Take whatever legal proceedings may appear necessary or desirable to collect the Rental Payments then due, whether by declaration or otherwise, or to enforce any obligation or covenant or agreement of the User under this Lease Agreement or by law.

      SECTION 10.03 AVAILABILITY OF REMEDIES

      (a) No remedy herein conferred upon or reserved to the Issuer or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Lease Agreement or now or hereafter existing at law or in equity or by statute.

      (b) No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient.

      (c) In the event any agreement contained in this Lease Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

      (d) All rights, remedies and powers provided by this Article may be exercised only to the extent the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Article are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Lease Agreement invalid or unenforceable.

      SECTION 10.04 AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES

      In the event the User should default under any of the provisions of this Lease Agreement and the Issuer or the Trustee (in its own name or in the name and on behalf of the Issuer) should employ attorneys or incur other expenses for the collection of Rental Payments or the enforcement of performance or observance of any obligation or agreement on the part of the User herein contained, the User will on demand therefor pay to the Issuer or the Trustee (as the case may be) the reasonable fee of such attorneys and such other reasonable expenses so incurred.


                                   ARTICLE 11
                                    OPTIONS

        SECTION 11.01 OPTIONS TO TERMINATE

      The User shall have, if it is not in default hereunder, the option to cancel or terminate the term of this Lease Agreement at any time after full payment of the Indenture Indebtedness and termination of the Letter of Credit by giving the Issuer notice in writing of such termination and such termination shall forthwith become effective. This Lease Agreement may not be terminated prior to payment in full of the Indenture Indebtedness even if all amounts due hereunder have been paid in full.

      SECTION 11.02 OPTION TO RENEW

      There shall be no option to renew the term of this Lease Agreement.

      SECTION 11.03 OPTION TO PURCHASE PRIOR TO PAYMENT OF THE BONDS

      (a) The User, if not in default hereunder, shall have the option to purchase the Project at any time prior to the full payment of the Indenture Indebtedness if any of the following shall have occurred:

                  (i) The Project or any part thereof shall have been damaged or destroyed (A) to such extent that, in the opinion of the User, it cannot be reasonably restored within a period of four consecutive months substantially to the condition thereof immediately preceding such damage or destruction, or (B) to such extent that, in the opinion of the User, the User is thereby prevented from carrying on its normal operations at the Project for a period of four consecutive months, or (C) to such extent that the cost of restoration thereof would exceed by more than $50,000 the Net Proceeds of insurance carried thereon pursuant to the requirements of this Lease Agreement; or

                  (ii) Title to the Project or any part thereof or the leasehold estate of the User in the Project created by this Lease Agreement or any part thereof shall have been taken under the exercise of the power of eminent domain by any governmental authority or person, firm or corporation acting under governmental authority, which taking may result, in the opinion of the User, in the User being thereby prevented from carrying on its normal operations at the Project for a period of four consecutive months; or

                  (iii) As a result of any  changes in the  Constitution  of the
            State or the Constitution of the United States of America or of legislative or administrative action (whether state or Federal), or by final decree, judgment or order of any court or administrative body (whether state or Federal) entered after the contest thereof by the User in good faith, this Lease Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed herein, or unreasonable burdens or excessive liabilities shall have been imposed on the Issuer or the User, including without limitation, the imposition of taxes of any kind on the Project or the income or profits of the Issuer therefrom, or upon the interest of the User therein, which taxes were not being imposed on the date of this Lease Agreement.

      (b) To exercise such option, the User shall, within 30 days following the event authorizing the exercise of such option, give written notice to the Issuer and to the Trustee and shall specify therein the date of closing such purchase, which date shall be not less than 30 days from the date such notice is mailed, and shall make arrangements satisfactory to the Trustee for the giving of the required notice for the redemption of the Bonds. The purchase price payable by the User in the event of its exercise of the option granted in this Section shall be that amount required to pay in full all Indenture Indebtedness and shall be paid to the Trustee for deposit in the Bond Fund for application to the extraordinary redemption of the Bonds in accordance with the terms of the Bonds and the Indenture.

      (c) Upon the exercise of the option granted in this Section and the payment of the option price, any Net Proceeds of insurance or condemnation award then on hand or thereafter received shall be paid to the User.

      SECTION 11.04 OPTION TO PURCHASE PROJECT AFTER PAYMENT OF THE INDENTURE INDEBTEDNESS

      (a) The User shall have the option to purchase the Project at any time following full payment of the Indenture Indebtedness for a purchase price of ten dollars plus all expenses of the Issuer incurred in connection therewith. To exercise the option granted in this Section, the User shall notify the Issuer of its intention so to exercise such option prior to the proposed date of purchase and shall on the date of purchase pay such purchase price to the Issuer. The User may not purchase the Project prior to payment in full of all Indenture Indebtedness even if all amounts due hereunder shall have been paid in full.

      (b) In the event the option granted in this Section 11.04 shall not have been exercised prior to the end of the Lease Term, then said option shall be automatically exercised upon the end of the Lease Term.

      SECTION 11.05 OPTION TO PURCHASE PORTIONS OF PROJECT SITE

      (a) The User, if not in default hereunder, shall have the option to purchase any Unimproved portion of the Project Site at any time and from time to time with the prior written consent of the Trustee and for a purchase price equal to the pro-rata cost of such portion of the Project Site to be so purchased, provided that the User furnish the Issuer and the Trustee with the following:

            (1) A notice in writing containing (i) an adequate legal description of that portion of the Project Site with respect to which such option is to be exercised, which portion may include rights granted in party walls, the right to "tie-into" existing utilities, the right to connect and join any building, structure or improvement with existing structures, facilities and improvements on the Project Site, and the right of ingress or egress to and from the public highway which shall not interfere with the use and occupancy of existing structures, improvements and buildings, and (ii) a statement that the User intends to exercise such option to purchase such portion of the Project Site on a date stated.

            (2) A certificate of an Independent Engineer or of an Independent Architect stating that, in the opinion of the person signing such certificate, (i) the portion of the Project Site with respect to which the option is exercised is not needed for the operation of the then existing Project and (ii) the severance of such portion of the Project Site and the location or construction thereon of buildings, structures and improvements, if any, will not impair the usefulness of the then existing Project or the means of ingress and egress to and from the remaining portions of the Project or impair or deny highway access, rail access or utility services to such remaining portions of the Project.

            (3) An amount of money equal to the purchase price computed as provided in this Section, which amount shall be paid to the Trustee and applied to the redemption of the Bonds in accordance with the terms thereof.

      (b) Upon receipt of the notice and certificate required in this Section to be furnished by the User and the payment by the User to the Trustee of the purchase price, the Issuer will promptly deliver to the User the documents referred to in Section 11.06.

      (c) If such option relates to portions of the Project Site on which transportation or utility facilities are located, the Issuer shall retain an easement to use such transportation or utility facilities to the extent necessary for the efficient operation of the Project.

      (d) No purchase effected under the provisions of this Section shall affect the obligation of the User for the payment of Rental Payments and other payments in the amounts and at the times provided in this Lease Agreement or the performance of any other agreement, covenant or provision hereof, and there shall be no abatement or adjustment in Rental Payments by reason of the release of any such portion of the Project Site and the obligations of the User shall continue in all respects as provided in this Lease Agreement, excluding, however, any portion of the Project Site so purchased.

      SECTION 11.06 CONVEYANCE OF EXERCISE OF OPTION TO PURCHASE

      At the closing of the purchase pursuant to the exercise of any option to purchase granted herein, the Issuer shall upon receipt of the purchase price deliver to the User documents conveying to the User the property with respect to which such option was exercised, as such property then exists, subject to the following: (a) all easements or other rights, if any, required to be reserved by the Issuer under the terms and provisions of the option being exercised by the User; (b) those liens and encumbrances, if any, to which title to said property was subject when conveyed to the Issuer; (c) those liens and encumbrances created by the User or to the creation or suffering of which the User consented; and (d) those liens and encumbrances resulting from the failure of the User to perform or observe any of the agreements on its part contained in this Lease Agreement.

                                   ARTICLE 12
                             INTERNAL REVENUE CODE



      SECTION 12.01 COVENANTS REGARDING SECTION 103 AND SECTIONS 141-150 OF THE INTERNAL REVENUE CODE

      (a) The Issuer and the User do each hereby covenant and agree for the benefit of the Bondholders that neither the Issuer nor the User will take any action, omit to take any action, permit any action to be taken or fail to require any action to be taken, which would cause the interest on the Bonds to be or become Taxable. Without limiting the generality of the foregoing, the User covenants and agrees that (a) the proceeds of the Bonds shall not be used or applied in such manner as to cause any Bond to be or become an "arbitrage bond" as that term is defined in Section 148 of the Internal Revenue Code, (b) ninety-five percent (95%) or more of the net proceeds will be used for the acquisition, construction, reconstruction, or improvement of land or property of a character subject to the allowance for depreciation, within the meaning of
Section 144(a) of the Internal Revenue Code, (c) the proceeds will be used solely for the acquisition and construction of the Project, which shall constitute facilities solely for the manufacturing, including processing, of tangible personal property, or for issuance expenses, or shall be rebated to the United States of America as provided in this Lease Agreement and the Indenture, and no part of the proceeds will be used by the User, directly or indirectly, for working capital or to finance inventory, or to acquire any facility or asset which may not be financed, in whole or in part, with the proceeds of obligations the interest on which is excludable from gross income for federal income taxation, (d) the net proceeds shall not be used for the acquisition, construction, reconstruction or improvement of any property which would cause the average maturity of the Bonds to exceed one hundred twenty percent (120%) of the average reasonably expected economic life of the facilities financed with the net proceeds of the Bonds, within the meaning of Section 147(b) of the Internal Revenue Code, (e) none of the net proceeds shall be used to acquire (directly or indirectly) any land (or any interest therein) to be used for farming purposes; (f) less than twenty-five percent (25%) of the net proceeds shall be used to acquire (directly or indirectly) the Project Site or any other land (or any interest therein), (g) none of the net proceeds shall be used to acquire any property or any interest therein (including, without limitation, buildings, structures, facilities, improvements, equipment, machinery or other personal property) the first use of which property was not pursuant to such acquisition with the proceeds, (h) neither the Bonds nor any proceeds therefrom shall ever be federally guaranteed, as such term is defined in Section 149(b) of the Internal Revenue Code, except as expressly permitted by said Section 149(b),
(i) neither the User nor any related person shall ever have allocated to it and outstanding tax-exempt facility-related bonds (as such term is used in Section 144(a) (10) of the Internal Revenue Code) in an aggregate principal amount exceeding $40,000,000, (j) no party shall ever be allowed to use or otherwise occupy or derive any benefit whatsoever from the Project, or any part thereof, if the effect of the foregoing shall result in a test period beneficiary (as defined in Section 144(a) (10) of the Internal Revenue Code) having allocated to it and outstanding in excess of $40,000,000 in aggregate principal amount of tax-exempt facility related bonds, (k) no more than two percent of the face amount of the Bonds shall be used to pay issuance costs.

      (b) The Issuer has elected and does hereby elect to have the provisions relating to the $10,000,000 limit in Section 144(a)(4) of the Internal Revenue Code apply to the Bonds.

      (c) The User  covenants  and agrees that (i) the  limitation  set forth in
Section 144(a)(4)(A) of the Code will not be exceeded during the applicable six-year period with respect to "facilities" described in Section 144(a)(4)(B) of the Code, and (ii) during such six-year period it will not make, or permit to be made, "capital expenditures" (as described in Section 144(a)(4) of the Code and applicable regulations thereunder) in an aggregate amount that would exceed the limitation set forth in said Section.

      (d) The Issuer and the User will each cooperate to assure compliance with the provisions of Section 12.03 of this Lease Agreement and Article XVII of the Indenture.

      SECTION 12.02 USER'S OBLIGATION UPON DETERMINATION OF TAXABILITY

      (a) Upon the occurrence of a Determination of Taxability, the Trustee shall notify the User in writing that all Outstanding Bonds shall be subject to mandatory redemption on the date specified by the Trustee in accordance with the Indenture irrespective of whether a Lease Default shall have occurred and be continuing. Within seven days after the receipt of such notice the User shall purchase the Project from the Issuer for the price specified in subsection (b) of this Section, which purchase price shall be paid to the Trustee.

      (b) The price payable by the User for the Project in the event of a Determination of Taxability shall be equal to the amount required to pay in full all Indenture Indebtedness. There shall be credited against such payment otherwise required by this paragraph all amounts which shall have been paid to the Trustee pursuant to the Letter of Credit with respect to such payment of the Bonds then Outstanding.

      (c) Any other options of the User to purchase the Project shall be superseded by its mandatory obligation to purchase the Project pursuant to this section 12.02.

      SECTION 12.03 FEDERAL REBATE PAYMENTS

      The provisions of Article XVII of the Indenture are incorporated herein by reference, and the User shall comply with said provisions and shall perform and discharge all obligations, duties and responsibilities imposed upon the User under said Article, including without limitation the payment of all required rebates to the United States of America.

                                   ARTICLE 13
                       Provisions of General Application

      SECTION 13.01 COVENANT OF QUIET ENJOYMENT

      So long as the User performs and observes all the covenants and agreements on its part herein contained, it shall peaceably and quietly have, hold and enjoy the Project during the Lease Term subject to all the terms and provisions hereof.

      SECTION 13.02 INVESTMENT OF FUNDS

      The Issuer shall cause any money held as a part of the Special Funds which may by the terms of the Indenture be invested to be so invested or reinvested by the Trustee solely at the request of, and solely as directed in writing by, the User and as provided in the Indenture.

      SECTION 13.03 ISSUER'S LIABILITIES LIMITED

      (a) The covenants and agreements contained in this Lease Agreement shall never constitute or give rise to a personal or pecuniary liability or charge against the general credit of the Issuer, and in the event of a breach of any such covenant or agreement, no personal or pecuniary liability or charge payable directly or indirectly from the general assets or revenues of the Issuer shall arise therefrom. Nothing contained in this Section, however, shall relieve the Issuer from the observance and performance of the covenants and agreements on its part contained herein.

      (b) No recourse under or upon any covenant or agreement of this Lease Agreement shall be had against any past, present or future incorporator, officer or member of the Board of Directors of the Issuer, or of any successor corporation, either directly or through the Issuer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Lease Agreement is solely a corporate obligation, and that no personal liability whatever shall attach to, or is or shall be incurred by, any incorporator, officer or member of the Board of Directors of the Issuer or any successor corporation, or any of them, under or by reason of the covenants or agreements contained in this Lease Agreement.

      SECTION 13.04 PRIOR AGREEMENTS

      Except for any deed, bill of sale, or other instrument by which the Project, any part thereof, or any interest therein has been transferred and conveyed by the User to the Issuer, this Lease Agreement shall completely and fully supersede all prior agreements, both written and oral, between the Issuer and the User relating to the acquisition of the Project Site, the construction of the Improvements, the acquisition and installation of the Equipment, the leasing of the Project and any options to purchase. Neither the Issuer nor the User shall hereafter have any rights under such prior agreements, except as otherwise herein provided, but shall look solely to this Lease Agreement for definition and determination of all of their respective rights, liabilities and responsibilities relating to the Project.

      SECTION 13.05 EXECUTION COUNTERPARTS

      This Lease Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      SECTION 13.06 BINDING EFFECT; GOVERNING LAW

      This Lease Agreement shall inure to the benefit of, and shall be binding upon, the Issuer, the User and their respective successors and assigns. This Lease Agreement shall be governed exclusively by the applicable laws of the State.

      SECTION 13.07 ENFORCEABILITY

      In the event any provision of this Lease Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

      SECTION 13.08 ARTICLE AND SECTION CAPTIONS

      The Article and Section headings and captions contained herein are included for convenience only and shall not be considered a part hereof or affect in any manner the construction or interpretation hereof.

      SECTION 13.09 NOTICES

      (a) Any request, demand, authorization, direction, notice, consent, or other document provided or permitted by this Lease Agreement to be made upon, given or furnished to, or filed with, the Issuer, the User, the Trustee or the Credit Obligor shall be sufficient for every purpose hereunder if in writing and (except as otherwise provided in this Lease Agreement) either (i) delivered personally to the party or, if such party is not an individual, to an officer, or other legal representative of the party to whom the same is directed
(provided that any document delivered personally to the Trustee must be delivered to a corporate trust officer at its Principal Office during normal business hours) at the hand delivery address specified in Section 1.10 of the Indenture or (ii) mailed by registered or certified mail, postage prepaid, addressed as specified in Section 1.10 of the Indenture. Any of such parties may change the address for receiving any such notice or other document by giving notice of the change to the other parties as provided in this Section.

      (b) Any such notice or other document shall be deemed delivered when actually received by the party to whom directed (or, if such party is not an individual, to an officer, or other legal representative of the party) at the address specified pursuant to this Section, or, if sent by mail, three days after such notice or document is deposited in the United States mail, proper postage prepaid, addressed as provided above.

      SECTION 13.10 AMENDMENT OF INDENTURE AND THIS LEASE AGREEMENT

      (a) The Issuer will not cause or permit the amendment of the Indenture or the execution of any amendment or supplement to the Indenture without the prior written consent of the User and the Credit Obligor. The Issuer and the User shall have no power to modify, alter, amend or terminate this Lease Agreement without the prior written consent of the Credit Obligor. Prior to the payment in full of the Indenture Indebtedness, the Issuer and the User shall have no power to modify, alter, amend or terminate this Lease Agreement without the prior written consent of the Trustee and then only as provided in the Indenture.

      (b) This Lease Agreement may not be amended unless there has first been delivered to the Trustee, the User and the Remarketing Agent an opinion of Bond Counsel that such action will not, whether solely or in conjunction with any other fact or circumstance, cause the interest on the Bonds to be or to become Taxable.

      IN WITNESS WHEREOF, the Issuer and the User have each caused this Lease Agreement to be executed, sealed and attested in its name by officers thereof duly authorized thereunto, and the parties hereto have caused this Lease Agreement to be dated as of March 1, 1999.

                                    THE INDUSTRIAL DEVELOPMENT BOARD
                                    OF THE CITY OF PIEDMONT




                                    BY
                                      -----------------------------------------
                                                Chairman


S E A L

Attest: _________________________________
            Secretary


                                    BOSTROM SEATING, INC.




                                    BY
                                      -----------------------------------------

                                    ITS
                                       ----------------------------------------

S E A L

Attest: _________________________________

ITS _____________________________________

STATE OF ALABAMA  )
CALHOUN COUNTY    )

      I, the undersigned, a Notary Public in and for said County in said State, hereby certify that James Bennett, whose name as Chairman of The Industrial Development Board of the City of Piedmont, a public corporation, is signed to the foregoing Lease Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of said Lease Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said municipal corporation.

      Given under my hand and seal this the 24th day of February, 1999.




                                    ------------------------------------
                                                Notary Public

NOTARIAL SEAL

My commission expires:   June 19, 2000

STATE OF ___________          )
_______________ COUNTY  )

      I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ________________ whose name as President of Bostrom Seating, Inc., a Delaware corporation, is signed to the foregoing Lease Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of said Lease Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

      Given under my hand and seal this the _____ day of _______________, 1999.


                                    ------------------------------------
                                                Notary Public

NOTARIAL SEAL

My commission expires:

                                    EXHIBIT A
                                       TO
                                 LEASE AGREEMENT
                            DATED AS OF MARCH 1, 1999
                                     BETWEEN
           THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PIEDMONT
                                       AND
                              BOSTROM SEATING, INC.

                          DESCRIPTION OF REAL PROPERTY

                                    EXHIBIT B
                                       TO
                                 LEASE AGREEMENT
                            DATED AS OF MARCH 1, 1999
                                     BETWEEN
           THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PIEDMONT
                                       AND
                              BOSTROM SEATING, INC.



                                 EQUIPMENT LIST


                DESCRIPTION OF PERSONAL PROPERTY AND FIXTURES

      (a) Heating and air conditioning and ventilating equipment, electrical equipment, plumbing fixtures and furnishings, fire detection, suppression and extinguishment apparatus, equipment and fixtures, and building materials and supplies to be incorporated in the Project.

      (b) The personal property and fixtures described on the following pages.

                                 LEASE AGREEMENT

                                TABLE OF CONTENTS

RECITALS..................................................................    1


                               ARTICLE 1

                                  DEFINITIONS................................ 1

                               ARTICLE....................................... 2

                                 REPRESENTATIONS

      SECTION 2.01      Representations by the Issuer........................ 6
      SECTION 2.02      Representations by the User.......................... 7

                               ARTICLE 3

                               DEMISING CLAUSES.............................. 8

                               ARTICLE 4

                           ACQUISITION OF THE PROJECT

      SECTION 4.01      Agreement to Acquire................................. 9
      SECTION 4.02      No Warranty of Suitability of Issuer.................10
      SECTION 4.03      Pursuit of Remedies Against Vendors,
            Contractors and Subcontractors and Their Sureties................10
      SECTION 4.04      Completion of the Project............................11

                               ARTICLE 5

                             DURATION OF LEASE TERM
                              AND RENTAL PROVISIONS

      SECTION 5.01      Duration of Term.....................................11
      SECTION 5.02      Basic Rental Payments; Draws Under Letter of
                        Credit...............................................11
      SECTION 5.03      Additional Rental Payments...........................12
      SECTION 5.04      Advances by Issuer or Trustee........................13
      SECTION 5.05      Indemnity of Issuer, Trustee and Paying Agent........13
      SECTION 5.06      Obligations of User Unconditional....................14
      SECTION 5.07      This Lease a Net Lease...............................15

                               ARTICLE 6

              MAINTENANCE, ALTERATIONS, REPLACEMENTS, INSURANCE

      SECTION 6.01      Maintenance and Repairs, Alterations and
            Improvements, Party Walls; and Liens; Utility Charges............15
      SECTION 6.02      Removal of, Substitution and Replacement for
            Equipment........................................................16
      SECTION 6.03      Installation of Machinery and Equipment Owned
            or Leased by the User or Subject to a
            Security Interest in Third Parties...............................17
      SECTION 6.04      Insurance............................................17

                               ARTICLE 7

                          PROVISIONS RESPECTING DAMAGE,
                          DESTRUCTION AND CONDEMNATION

      SECTION 7.01      Damage and Destruction...............................19
      SECTION 7.02      Condemnation.........................................20

                               ARTICLE 8

                  CERTAIN PROVISIONS RELATING TO ASSIGNMENT,
                      SUBLEASING, MORTGAGING AND THE BONDS

      SECTION 8.01      Provisions Relating to Assignment and Subleasing.....22
      SECTION 8.02      Assignment of Lease Agreement and Rents by the
            Issuer...........................................................23
      SECTION 8.03      Transfer or Encumbrance Created by Issuer;
            Corporate Existence of Issuer....................................23
      SECTION 8.04      Redemption of Bonds..................................23

                               ARTICLE 9

                              COVENANTS OF THE USER


                                   ARTICLE 10

                         EVENTS OF DEFAULT AND REMEDIES

      SECTION 10.01     Events of Default....................................25
      SECTION 10.02     Remedies on Default..................................26
      SECTION 10.03     Availability of Remedies.............................27
      SECTION 10.04     Agreement to Pay Attorneys' Fees and Expenses........27

                                   ARTICLE 11

                                     OPTIONS

      SECTION 11.01     Options to Terminate.................................27
      SECTION 11.02     Option to Renew......................................28
      SECTION 11.03     Option to Purchase Prior to Payment of the Bonds.....28
      SECTION 11.04     Option to Purchase Project After Payment of the
            Indenture               Indebtedness.............................29
      SECTION 11.05     Option to Purchase Portions of Project Site..........29
      SECTION 11.06     Conveyance of Exercise of Option to Purchase.........30

                                   ARTICLE 12

                              INTERNAL REVENUE CODE

      SECTION 12.01     Covenants Regarding Section 103 and Sections
            141-150 of              the Internal Revenue Code................31
      SECTION 12.02     User's Obligation Upon Determination of Taxability...32
      SECTION 12.03     Federal Rebate Payments..............................32

                                   ARTICLE 13

                        PROVISIONS OF GENERAL APPLICATION

      SECTION 13.01     Covenant of Quiet Enjoyment..........................32
      SECTION 13.02     Investment of Funds..................................33
      SECTION 13.03     Issuer's Liabilities Limited.........................33
      SECTION 13.04     Prior Agreements.....................................33
      SECTION 13.05     Execution Counterparts...............................33
      SECTION 13.06     Binding Effect; Governing Law........................34
      SECTION 13.07     Enforceability.......................................34
      SECTION 13.08     Article and Section Captions.........................34
      SECTION 13.09     Notices..............................................34
      SECTION 13.10     Amendment of Indenture and this Lease Agreement......34




TESTIMONIAL..................................................................35
SIGNATURES...................................................................35
ACKNOWLEDGMENTS...........................................................36-37


EXHIBIT A
EXHIBIT B